                                                                    EXHIBIT 10.7

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated by [*****]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                             ATLANTIC CROSSING/AC-1
                             SUBMARINE CABLE SYSTEM

                           CAPACITY PURCHASE AGREEMENT

           THIS AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement"), made and entered into as of this 21st day of June, 1999, between ATLANTIC CROSSING LTD., a company organized and existing under the laws of Bermuda and having its principal office in Bermuda (the "Grantor"), and VIA NET WORKS EUROPE HOLDING B.V., a company organized and existing under the laws of The Netherlands and having its principal office at Veena 723C-6, PO Box 3013 AM, Rotterdam, The Netherlands (the "Purchaser").

                              W I T N E S S E T H :
                              - - - - - - - - - -

           WHEREAS, the Grantor, (formerly known as Global Telesystems Ltd.), certain of its subsidiaries, SSI Atlantic Crossing LLC and AT&T Submarine Systems, Inc., now known as Tyco Submarine Systems Ltd. (together with its successors and assigns, "TSSL") have entered into the Project Development and Construction Contract, dated March 18, 1997 (as amended, supplemented or otherwise modified from time to time, the "Supply Contract"), pursuant to which TSSL has agreed to design, manufacture, construct, install and deliver a fiber optic cable system connecting (a) the United States to the United Kingdom, (b) the United Kingdom to the Netherlands, (c) the Netherlands to Germany and (d) Germany to the United States (the "System");

           WHEREAS, the Grantor, certain of its subsidiaries, SSI Atlantic Crossing LLC and TSSL have also entered into the Operations, Administration and Maintenance Agreement, dated as of March 25, 1997 (as amended, supplemented or otherwise modified from time to time, the "OA&M Agreement"), pursuant to which TSSL has agreed, in accordance with the terms thereof, to operate, administer and maintain the System;

           WHEREAS, the Purchaser desires to acquire rights with respect to the Purchased Capacity (as defined herein) on an indefeasible right of use basis ("IRU") and such Purchased Capacity represents capacity on the System between the System Interface (as defined herein) of the applicable cable stations;

           WHEREAS, the Purchased Capacity is comprised of: (a) S Capacity (as defined herein), which will be conveyed by the Grantor to the Purchaser pursuant to this Agreement; and (b) to the extent necessary to allow the Purchaser to use its IRU in the applicable S Capacity, T Capacity (as defined herein), which will be conveyed by subsidiaries of the Grantor to the Purchaser pursuant to the Indefeasible Right of Use

Agreement, attached hereto as Annex A; and

           WHEREAS, in order to obtain inland connection services in the United States and the United Kingdom for the purpose of extending the Purchased Capacity inland to a location in New York City and London (the "Inland Capacity"), the Purchaser has the option of entering into separate agreements (the "Inland Capacity Agreements") with subsidiaries or affiliates of the Grantor located in the United States and the United Kingdom (the "Inland Affiliates");

           NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, covenant and agree with each other as follows:

1. DEFINITIONS. Terms defined in the preamble, in the recitals and Annex B hereto shall have their respective meanings when used herein and the following terms shall have the following meanings:

           "Access Connection" as defined in Annex B to this Agreement.
            -----------------

           "Adjusted Pro Rata Share" as defined in Annex B to this Agreement.
            -----------------------

           "Advisory Committee" as defined in Paragraph 5 of Annex B to this
            ------------------
           Agreement.

           "business day" means a day other than a Saturday, Sunday or other day
            ------------
           on which commercial banks in New York City or Bermuda are authorized or required to close.

           "Dollars" or "$" means United States dollars.
            --------------

           "European Segment" means Segment S-3a, S-3b and/or S-3c.
            ----------------

           "Grantor's Account" means the bank account of the Grantor maintained
            -----------------
           with Deutsche Bank AG, New York Branch, at 31 West 52nd Street, New York, New York 10019 (account number 10-533026-0016) or such other account as the Grantor may designate to the Purchaser in writing. Wire instructions for the above-referenced account are as follows:

                 Account Name:           Atlantic Crossing Ltd.
                 Account Number:         10-533026-0016
                 Bank Name:              Deutsche Bank AG, New York Branch
                 ABA No.:                026-003-780
                 Reference:              Atlantic Crossing Attn: Lydia Zaininger

           "Initial Payment Date" means, with respect to the IRU granted in
            --------------------
           respect of the Purchased Capacity, the date on which the Purchaser pays the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, the initial amount required to be paid by the Purchaser for such Purchased Capacity in accordance with Section 3(b) of this Agreement.

          "Maintenance Costs" as defined in Section 4(a) of this Agreement.
           -----------------

          "Minimum Capacity Unit" or "MCU" means the minimum capacity to be
           ---------------------      ---
          purchased by the Purchaser in the System. A STM-1 is designated as the MCU for purposes of this Agreement.

          "Operator" means TSSL and its successors and assigns as operator under
           --------
          the OA&M Agreement or any successor operator of the System appointed by Grantor.

          "Payment Due Date" means, with respect to the IRU granted in respect
           ----------------
          of any Purchased Capacity, the payment date as set forth in Schedule II hereto.

          "Purchased Capacity" means the S Capacity set forth on Schedule I
           ------------------
          hereto, together with to the extent necessary to allow the Purchaser to use its IRU in the applicable S Capacity, the applicable T Capacity.

          "Purchase Price" means, with respect to the IRU granted in respect of
           --------------
          any Purchased Capacity, the amount payable by the Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) in respect of such Purchased Capacity and set forth under the heading "Total Purchase Price" on Schedule I to this Agreement.

          "RFS Date" means, with respect to any Segment, the date on which such
           --------
          Segment will be available for service, which shall be the date on which the Grantor certifies that (i) such Segment has achieved the standard described in Attachment 4 to Annex B hereto, (ii) such Segment has been accepted by Grantor as ready for commercial service under the Supply Contract and (iii) the independent engineer engaged by Grantor's senior lenders has concurred with such acceptance. The RFS Date for Segment S-1 (and the related T Segments) was May 22, 1998. The RFS Date for Segment S-2 was November 30, 1998. The RFS Date for Segment S-3a, Segment S-3b, Segment S-3c, Segment S-4 and the entire System was February 22, 1999.

          "Right of Use Agreement" means the Indefeasible Right of Use
           ----------------------
          Agreement, dated as of the date hereof, made by GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V. in favor of purchasers of capacity on the System (including the Purchaser) and attached as Annex A to this Agreement, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with Paragraph 9 thereof.

          "S Capacity" means capacity on the System available on any S Segment.
           ----------

          "S Segments" the collective reference to Segment S-1, S-2 and S-3a,
           ----------
          S-3b, S-3c and S-4, as necessary.

          "Segment S-1" as defined in Annex B to this Agreement.
           -----------

          "Segment S-2" as defined in Annex B to this Agreement.
           -----------

          "Segment S-3a" as defined in Annex B to this Agreement.
           ------------

          "Segment S-3b" as defined in Annex B to this Agreement.
           ------------

          "Segment S-3c" as defined in Annex B to this Agreement.
           ------------

          "Segment S-4" as defined in Annex B to this Agreement.
           -----------

          "Segment T-1" as defined in Annex B to this Agreement.
           -----------

          "Segment T-2" as defined in Annex B to this Agreement.
           -----------

          "Segment T-3" as defined in Annex B to this Agreement.
           -----------

          "Segment T-4" as defined in Annex B to this Agreement.
           -----------

          "Segments" the collective reference to the S Segments and the T
           --------
          Segments.

          "Stub Period" as defined in Section 4(a) hereof.
           -----------

          "Subsidiary Grantors" the collective reference to GT Landing Corp., GT
           -------------------
          U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V. each a wholly- owned subsidiary of the Grantor.

          "Supplier" means TSSL and its successors and assigns as contractor
           --------
          under the Supply Contract or any successor contractor of the System appointed by Grantor.

          "T Capacity" means capacity on the System available on any T Segment.
           ----------

          "T Segments" the collective reference to Segment T-1, T-2, T-3 and
           ----------
          T-4.

          "Transatlantic Segment" means Segment S-1, S-2 or S-4.
           ---------------------

          "Total Purchase Price" means the aggregate amount payable by the
           --------------------
          Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) for the IRU of the Purchased Capacity as set forth on the bottom of Schedule I to this Agreement opposite the phrase "Total Purchase Price."

2.   PURCHASE OF IRU FOR PURCHASED CAPACITY.
     --------------------------------------

     (a)   Purchase Agreement and Grant of IRU. Purchaser hereby agrees to
           ------------------     ------------
           purchase MCU(s) of Purchased Capacity on the terms and conditions set forth herein and under the Right of Use Agreement. Effective on the Initial Payment Date, the Grantor, together with the applicable Subsidiary Grantors pursuant to the Right of Use Agreement, grants to the Purchaser, for the term of this Agreement, an IRU in the Purchased Capacity. The purchase and grant of the IRU in the Purchased Capacity takes place in Bermuda.

     (b)   Quiet Enjoyment. So long as no event has occurred which entitles
           ---------------
           Grantor to suspend service under this Agreement, the Purchaser shall be entitled to the quiet enjoyment and use of the rights granted hereunder free from interference from the Grantor or any person claiming through Grantor, such as Grantor's lenders.

     (c)   Annex B. Certain rights and obligations with respect to the IRU of
           -------
           the Purchased Capacity are described in Annex B hereto, which is incorporated herein by reference.

3.   PAYMENT FOR CAPACITY.
     --------------------

     (a)   Financing. Grantor shall finance the Purchase Price for the Purchased
           ---------
           Capacity in accordance with Schedule II hereto. Payments by Purchaser shall (i) be calculated to pay Grantor interest calculated at the rate set out therein, (ii) be pre-payable, in whole or in part, without penalty, and (iii) be secured by Grantor retaining a security interest in the IRU until the Purchase Price is fully paid. Each of the parties shall, at its expense, take all such actions and make all such filings and recordings as are reasonably requested to establish, perfect and protect the other party's interest in such IRU.

     (b)   Payment of Purchase Price. In exchange for the IRU interest granted
           -------------------------
           pursuant to this Agreement and the Right of Use Agreement in any Purchased Capacity, the Purchaser shall, on or before each Payment Due Date, pay to the Grantor's Account (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, the amounts set forth in Schedule II hereto.

     (c)   Additional Service Payment. The Purchaser shall be required to make,
           --------------------------
           at the request of the Grantor, additional payments in respect of the right of use granted under this Agreement, or the Right of Use Agreement, for access connection rearrangement requested by the Purchaser as set forth in Schedule III to this Agreement and such other reasonable costs in respect of additional services or equipment to be provided hereunder or in connection herewith as the parties shall mutually agree.

     (d)   Taxes. All payments made by the Purchaser under this Section 3 shall
           -----
           be made without any deduction or withholding for or on account of any tax, duty or other charges of whatever nature imposed by any taxing or governmental authority in the jurisdiction from which payment by the Purchaser originates or in any other jurisdiction claiming the right to impose such tax, duty or charge due to the location of any business or properties of the Purchaser (collectively "Taxes"). If the Purchaser is or was required by law to make any deduction or withholding for or on account of any Taxes from any payment due hereunder to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors ), then, notwithstanding anything to the contrary contained in this Agreement, the gross amount payable by the Purchaser to the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) will be increased so that, after any such deduction or withholding for Taxes, the net amount received by the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) will not be less than the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors) would have received had no such deduction or withholding been required. If any taxing or government authority asserts that the Purchaser should have made a deduction or withholding for on account of any Taxes with respect to all or a portion of any payment made hereunder, the Purchaser hereby agrees to indemnify the Grantor for such Taxes and hold the Grantor harmless on an after-tax basis from and against any Taxes, interest or penalties levied or asserted in connection therewith.

     4.    OPERATION AND MAINTENANCE OF SYSTEM.
           -----------------------------------


     (a)   Maintenance Payments. The Purchaser shall pay to the Grantor (for the
           --------------------
           benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available Dollars, amounts ("Maintenance Costs") which are based on its allocated share of the costs for operating, maintaining and repairing the System in accordance with and subject to the limitations set forth in Paragraph 8 of Annex B. Maintenance Costs shall be payable quarterly in advance on each January 1, April 1, July 1 and October 1, commencing with the first January 1 after the applicable Payment Due Date, except that on the applicable Payment Due Date for the Purchased Capacity the Purchaser shall make a proportional payment for the period (the "Stub Period") from the applicable Payment Due Date to the first January 1 thereafter.

     (b)   Maintenance. (i) The Grantor shall use reasonable commercial efforts
           -----------
           to cause the System to be maintained in efficient working order and in accordance with industry standards and the Maintenance Performance Standards set forth in Schedule IV to this Agreement which is incorporated herein by reference. The Grantor represents that (A) the OA&M Agreement (the "OA&M Agreement") is in full force and effect and that neither the Grantor nor, to the best of the Grantor's knowledge, any other party to the OA&M Agreement is in material default of any provision thereof; (B) that the OA&M Agreement requires and at all times the Grantor shall require TSSL to provide routine, preventive and corrective maintenance for the System in accordance with performance standards that at least meet prudent industry standards; and (C) the Grantor shall maintain the OA&M Agreement in full force and effect and will use reasonable commercial efforts to cause TSSL to perform its obligations under the OA&M Agreement and the Supply Contract.

           (ii) The Grantor together with the Subsidiary Grantors will have sole responsibility for negotiating, executing and administering contracts and all other aspects related to the construction, operation, maintenance and repair of the System.

           (iii) Should any condition exist in any Segment that may impair the integrity of the System, the Grantor shall initiate and coordinate planned maintenance (or shall cause such action to occur), on such relevant Segment which may include the deactivation of such Segment. The Grantor shall, to the extent reasonably practicable, advise the Purchaser in writing at least sixty (60) days (or such shorter period as may be necessary), prior to initiating a planned maintenance operation, of the timing, scope and costs of such planned maintenance operation.

           (iv)  In addition to fulfilling its obligations as set forth in
                 Section 4(b)(i), in the event of disruption of service due to force majeure or other emergency, the Grantor shall cause service to be restored as quickly as reasonably possible, and the Grantor shall take such measures as are reasonably necessary to obtain such objective.

           (v)   In addition to fulfilling its obligations as set forth in
                 Section 4(b)(i), the Grantor shall provide the Customer Care Center services as described in Schedule V to this Agreement, which is incorporated by reference herein.

           (vi) In fulfilling its obligations as set forth in Section 4(b)(i), the Grantor shall not provide any preference for the repair of its or any other party's facilities, but rather shall perform such services in a manner that does not discriminate against the Purchaser.

5.   INVOICES; DEFAULT INTEREST.
     --------------------------

     (a)   Invoices. The Grantor (and/or the Subsidiary Grantors) or its
           --------
           authorized agent (which may include the Operator), shall render invoices under this Agreement in Dollars, and the Purchaser shall pay such amount in Dollars. The Purchaser shall make all payments by means of a wire transfer to Grantor's Account (for the benefit of the Grantor and the Subsidiary

           Grantors). Any payments required to be made pursuant to this Agreement shall be made on the later of (i) the date when due or (ii) thirty (30) business days after an invoice is received from Grantor by Purchaser. In the event the Purchaser has a dispute, in respect of payment(s), and such dispute is of a reasonable, good faith, commercial and uncapricious nature, the Purchaser shall be entitled to withhold such payment(s) until the dispute is resolved. The Purchaser shall, however, be obliged to use best efforts to assist in resolving such dispute referred to in this Section 5(a).

     (b)   Default Interest. Any invoice rendered under this Agreement which is
           ----------------
           not paid when due, shall accrue interest at the annual rate of six percent (6%) above the rate for U.S. dollar LIBOR for one month as quoted in The Wall Street Journal on the first business day of the
                     -----------------------
           month in which such payment is due. Such interest shall accrue from the day following the date payment was due until it is paid in full. In the event that applicable law does not allow the imposition of "default interest" at the rate established in accordance with this
           Section 5(b), such "default interest" shall be at the highest rate permitted by applicable law. For purposes of this Section, "paid" shall mean that funds are available for immediate use by the Grantor.

6.   DEFAULT
     -------

     (a) Subject to Section 5(a) hereof, if the Purchaser fails to make any payment required by this Agreement on the date that it is due, or if the Purchaser is otherwise in breach of this Agreement, and such payment default continues unremedied for a period of at least five
           (5) days or such other breach continues for a period of at least thirty (30) days, the Grantor, or its authorized agent, may notify the Purchaser in writing of such payment default or other breach and if full payment is not received or such other breach is not fully remedied within fifteen (15) days of such notification, the Grantor:
           (i) may suspend all service provided to Purchaser hereunder and under the Right of Use Agreement (including suspending Purchaser's right to use the Purchased Capacity), until such payment default or other breach has been cured (including payment of default interest, if any) and (ii) shall be entitled to pursue any and all rights and legal and equitable remedies (including its rights and remedies to enforce the Purchaser's obligations under this Agreement).

     (b) If the Grantor is in breach of this Agreement and such breach continues for a period of at least thirty (30) days, the Purchaser may notify the Grantor in writing of such breach and if such breach is not fully remedied within fifteen (15) days of such notification, the Purchaser shall, for so long as such breach continues, be entitled to pursue any and all rights and legal and equitable remedies, including its rights and remedies to enforce Grantor's obligations under this Agreement and further including the right to terminate this Agreement and receive a pro-rata refund of the Purchase

           Price based upon the remaining term. The Purchaser's right to pursue any and all rights and legal and equitable remedies shall continue for so long as such breach continues, provided, however, that a subsequent cure of any such breach by Grantor shall not prejudice (i) any right or remedy properly exercised by the Purchaser prior to the time such cure has been effected, or (ii) the Purchaser's right to claim damages with respect to the period prior to the time such cure has been effected.

7.   USE OF CAPACITY.
     ---------------

     (a) The operation of the Purchased Capacity and any equipment associated therewith shall be such as not to interrupt, interfere with, or impair service over any of the facilities comprising the System, or impair privacy of any communications over such facilities, cause damage to plant or create hazards to employees, affiliates or connecting companies of the Grantor, any Subsidiary Grantor, the Purchaser, or any other user, owner or operator of the System or the public. The Purchaser shall bear the cost of any additional protective apparatus reasonably required to be installed because of the use of such facilities by the Purchaser, any lessees or permitted transferees of the Purchaser, or any customer or customers of the Purchaser or of any such lessee or transferee provided, however, that this Section 7(a) shall only apply to the extent that such use is outside the ordinarily anticipated use of such facilities. The Grantor will cause all other purchasers of capacity in the System to undertake obligations comparable to those of the Purchaser set forth in this Section, and the Purchaser shall cause all permitted users of the IRU in the Purchased Capacity to undertake comparable obligations.

     (b) The Purchased Capacity granted to the Purchaser shall be made available to the Grantor (or its subsidiaries, its agents or the Operator), at such times agreeable to the Purchaser and the Grantor, to permit the Grantor and the Subsidiary Grantors to conduct such tests and adjustments as may be necessary for such capacity to be maintained in efficient working order.

8.   DURATION OF AGREEMENT.
     ---------------------

     (a) This Agreement shall become effective on the day and year set forth in the preamble hereto and shall continue in operation until the twenty-fifth (25th) anniversary of the RFS Date for the System.

     (b) The termination of this Agreement (whether under this Section or otherwise) shall not relieve either party from any liabilities arising prior to such termination.

     (c) Upon the termination of this Agreement, so long as Purchaser is not in default hereunder, the Purchaser may elect to extend its rights in the System, for so long as the System exists or has not been retired, by giving written notice to Grantor and paying to Grantor one (1) Dollar. Such election to extend shall not affect or delay the termination of the Grantor's obligations under this Agreement. Upon such election to extend and payment, the Purchaser, together with all other purchasers of capacity on the System that also elect to so extend, shall become the sole owners of the System. The ownership interests of the Purchaser and such other purchasers shall be in proportion to the amount of capacity covered by IRU's previously granted to the Purchaser and such other purchasers. The Grantor shall execute and deliver such documentation as may be reasonably required to effect such transfer of ownership. Without limitation to the generality of the foregoing provisions, Grantor shall have no obligation to operate or maintain the System during such extension.

     (d) The parties hereto shall discuss with each other and the other purchasers of capacity on the System establishing a procedure for the early retirement of the System if such retirement appears to be commercially appropriate.

9.   APPROVALS; LICENSES.
     -------------------

     The performance of this Agreement by each party hereto is contingent upon the obtaining and continuance of such approvals, consents, governmental authorizations, licenses and permits as may be required or reasonably deemed necessary by such party for performance by such party hereunder and as may be satisfactory to it. The parties shall use (and in the case of the Grantor, shall cause the Subsidiary Grantors to use) reasonable efforts to obtain and continue, and to have continued, such approvals, consents, licenses and permits. No license under patents is granted by the Grantor or any of the Subsidiary Grantors or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the capacity granted to it hereunder or under the Right of Use Agreement.

10.  DISCLAIMER.
     ----------

     (a) The Grantor and the Subsidiary Grantors have entered into the Supply Contract to obtain plant, equipment and services necessary to allow the Purchased Capacity to be placed into operation on the applicable scheduled RFS Date. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

     (b) In order to make it more convenient for the Purchaser to connect the Purchased Capacity to inland networks, the Grantor and the Subsidiary Grantors have permitted certain Inland Carriers to collocate at the cable stations located at each T Segment. Neither the Grantor, any Subsidiary Grantor or any of their respective affiliates warrants or guarantees any agreement between the Purchaser and any Inland Carrier and neither the Grantor, any Subsidiary Grantor or any of their respective affiliates shall have any liability to the Purchaser for any failure of any Inland Carrier to perform the terms and conditions of any such agreement.

11.  LIMITATIONS OF LIABILITY.
     ------------------------

     (a) Except as otherwise provided in this Agreement or in the Right of Use Agreement, in no event shall the Purchaser, the Grantor or any Subsidiary Grantor be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity, or the costs associated with the use of external restoration facilities, including, without limitation, for any loss or damage sustained by reason of any failure in or breakdown of the System or the facilities associated with the System, the failure of any Inland Carrier to perform the terms and conditions of any agreement to which it and the Purchaser are parties or for any interruption of service, whatever the cause and however long it shall last.

     (b) Neither the Grantor nor any Subsidiary Grantor shall be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser by reason of any circumstances beyond the control of the Grantor and the Subsidiary Grantors and having an adverse effect on the provision of any part of the System in which the Purchaser is entitled to capacity or has any other right or interest under this Agreement or under the Right of Use Agreement. Failure by a subcontractor of any of the parties to comply with its contractual commitments to such party shall not be deemed to be an event beyond the reasonable control of such party for the purposes of this Section 11.

     (c) (i) Neither the Grantor nor any Subsidiary Grantor shall be liable to the Purchaser for any loss or damage which may be suffered by the Purchaser as a result of, related to, or in connection with, the Purchaser's compliance or non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer of the IRU in, or the use of, the Purchased Capacity.

          (ii) The Purchaser shall not be liable to the Grantor or any Subsidiary Grantor for any loss or damage which may be suffered by Grantor or any Subsidiary Grantor as a result of, related to, or in connection with, Grantor's or Subsidiary Grantor's non-compliance with any applicable state, federal, foreign governmental, international (foreign or domestic) or other law related to the transfer by Grantor of the IRU to the Purchaser in, or Grantor's operation, ownership or use of, the System.

12.  SETTLEMENT OF DISPUTES.
     ----------------------

     (a) The parties hereto shall endeavor to settle amicably by mutual discussions any disputes, differences, or claims whatsoever related to this Agreement.

     (b) Failing such amicable settlement, any controversy, claim or dispute arising under or relating to this Agreement, including the existence, validity, interpretation, performance, termination or breach thereof, shall finally be settled by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association ("AAA"). There shall be three (3) arbitrators (the "Arbitration Tribunal"), the first of which shall be appointed by the claimant in its notice of arbitration, the second of which shall be appointed by the respondent within thirty (30) days of the appointment of the first arbitrator and the third of which shall be jointly appointed by the party-appointed arbitrators within thirty (30) days thereafter. The language of the arbitration shall be English. The Arbitration Tribunal will not have authority to award punitive damages to either party. Each party shall bear its own expenses, but the parties shall share equally the expenses of the Arbitration Tribunal and the AAA. This Agreement shall be enforceable, and any arbitration award shall be final, and judgment thereon may be entered in any court of competent jurisdiction. The arbitration shall be held in New York, New York, USA.

13.  INCREASE OF INITIAL DESIGN CAPACITY.
     -----------------------------------

     The Grantor and the Subsidiary Grantors shall have authority to increase, at their own cost and expense, the Initial Design Capacity of the System.

14.  GOVERNING LAW.
     -------------

     This agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America without regard to the conflicts of laws rules of such State or any other jurisdiction that would apply the law of a different jurisdiction.

15.  WAIVER OF IMMUNITY.
     ------------------

     The parties hereto acknowledge that this Agreement is commercial in nature, and each party hereto expressly and irrevocably waives any claim or right which it may have to immunity (whether sovereign immunity, act of state or otherwise) for itself or with respect to any of its assets in connection with an arbitration, arbitral award or other proceeding to enforce this Agreement, including, without limitation, immunity from service of process, immunity of any of its assets from pre- or post-judgment attachment or execution and immunity from the jurisdiction of any court or arbitral tribunal.

16.  EXPORT CONTROL.
     --------------

     The parties hereto acknowledge that to the extent any products, software or technical information provided under this Agreement or the Right of Use Agreement are or may be subject to any applicable export laws and regulations, the parties hereto agree that they will not use, distribute, transfer or transmit the products, software or technical information (even if incorporated into other products) except in compliance with such export laws and regulations (or licenses or orders issued pursuant thereto). If requested by either party hereto the other party agrees to sign all necessary export-related documents as may be required to comply therewith.

17.  REPRESENTATIONS; INDEMNITY
     --------------------------

     (a) The Grantor hereby represents and warrants to Purchaser that (i) Grantor is a corporation duly organized and validly existing under the laws of Bermuda; (ii) the execution, delivery and performance of this Agreement by Grantor has been duly authorized by all necessary corporate action on the part of Grantor and this Agreement is a valid, binding and enforceable obligation of Grantor enforceable in accordance with its terms and (iii) the execution, delivery and performance of this Agreement by Grantor does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Grantor.

     (b) Purchaser hereby represents and warrants to Grantor that (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization; (ii) the execution, delivery and performance of this Agreement by Purchaser has been duly authorized by all necessary corporate action on the part of Purchaser and this Agreement is a valid, binding and enforceable obligation of Purchaser enforceable in accordance with its terms; and
          (iii) the execution, delivery and performance of this Agreement by Purchaser does not violate, conflict with or constitute a breach of, the organizational documents or any order, decree or judgment of any court, tribunal or governmental authority binding on Purchaser.

     (c) Each Party hereby represents and warrants to the other party that it has obtained all approvals, consents, governmental authorizations, licenses and permits as may be required to enter into this Agreement, and grant or acquire, as the case may be, the IRU in the Purchased Capacity and otherwise to perform its obligations hereunder.

     (d) The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

     (e) Subject to Section 11, the Purchaser agrees to indemnify and hold harmless the Grantor and the Subsidiary Grantors and their respective affiliates, officers, directors, employees, agents, representatives, successors and assigns from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Purchaser of applicable law or governmental regulation and (ii) any claims of whatever nature by third parties with respect to the services provided by the Purchaser.

     (f) Subject to Section 11, the Grantor agrees to indemnify and hold harmless the Purchaser and its affiliates, officers, directors, employees, agents, representatives, successors and assigns from and against any loss, damage, expense or cost arising out of or in connection with: (i) any breach or violation by the Grantor or any Subsidiary Grantor of applicable law or governmental regulation, and
          (ii) any claims of whatever nature by third parties with respect to the services provided by the Grantor or any Subsidiary Grantor.

18.  RELATIONSHIP OF THE PARTIES.
     ---------------------------

     This Agreement shall not form a joint venture or partnership or similar business arrangement between the parties hereto and the Subsidiary Grantors, and nothing contained herein or in the Right of Use Agreement shall be deemed to constitute a partnership or joint venture or similar business arrangement.

19.  NO THIRD PARTY BENEFICIARIES.
     ----------------------------

     This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee of the Purchased Capacity or any other permitted user of the Purchased Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right, except for the Subsidiary Grantors and assignees pursuant to an assignment which is permitted under Section 20(c) of this Agreement. Furthermore, the Purchaser acknowledges that, except as set forth in the Right of Use Agreement, it is not a third party beneficiary of any agreement entered into by the Grantor or the Subsidiary Grantors including, but not limited to, the Supply Contract and the OA&M Agreement.

20.  ASSIGNMENT.
     ----------

     (a) This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties hereto, the Subsidiary Grantors and their respective successors and permitted assigns.

     (b) The Grantor shall solely be responsible for complying with all of the terms binding on the "Grantor" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or delegate any or all of its obligations hereunder to any person or entity except that the Grantor and the Subsidiary Grantors
                           ------
          shall be permitted to (i) effect a collateral assignment of their respective rights hereunder to one or more lenders to Grantor or its affiliates and (ii) assign, transfer or otherwise dispose of any or all of their rights hereunder and under the Subsidiary IRU Agreement and delegate any or all of their obligations hereunder and under the Subsidiary IRU Agreement to any present or future affiliated company of the Grantor or to an entity controlled by, under the same control as, or controlling, the Grantor. The Grantor shall give the Purchaser notice of any such assignment, transfer or other disposition or any such delegation.

     (c) The Purchaser shall solely be responsible for complying with all of the terms binding on the "Purchaser" hereunder and shall not be permitted to assign, transfer or otherwise dispose of any or all of its right, title or interest hereunder or under the Subsidiary IRU Agreement (except for leases, licenses and transfers of the right to use Capacity to the extent set forth in Section 25(d) below) or delegate any or all of its obligations hereunder or under the Subsidiary IRU Agreement to any person or entity except (i) a collateral assignment of its rights hereunder to one or more lenders to the Purchaser or its affiliates, and (ii) to any present or future affiliated company of the Purchaser or to an entity controlled by, under the same control as, or controlling, the Purchaser; and (iii) incident to the transfer of all or substantially all of its business or a substantial portion of its business (which shall include, without limitation, a transfer of assets); provided, however, that the
                                             --------
          Purchaser shall remain responsible for the performance of its obligations hereunder to the extent the assignee fails to perform such obligations.

     (d) (i) The Purchaser may enter into one or more agreements to lease or license the right to use any Purchased Capacity, so long as all such leases or licenses with any particular lessee or licensee (including all affiliates thereof) involve in the aggregate less than one (1) MCU of Purchased Capacity;

          (ii) The Purchaser may transfer a right to use any Purchased Capacity to a Carrier Party, so long as all such transfers to any particular transferee (including all affiliates thereof) involve in the aggregate less than one MCU of Purchased Capacity;

          (iii) Purchaser may not enter into any arrangements to lease, license or transfer a right to use an aggregate (in any combination of such arrangements) of one or more MCUs of Purchased Capacity to any particular lessee, licensee or transferee (including all affiliates thereof).

          (iv) No lease, license or transfer permitted by this Section 25(d) shall involve any delegation or other transfer of any of Purchaser's obligations or liabilities hereunder. Each lessee, licensee and transferee of any right to use Purchased Capacity shall derive all of its rights solely through the Purchaser and such rights shall be enforceable solely against the Purchaser. No such lessee, licensee or transferee shall become a third party beneficiary of this Agreement or obtain any right, title or interest in, to or under this Agreement or the Subsidiary IRU Agreement or the ability to enforce any provision hereof or thereof nor shall any thereof have any rights or claims against the Grantor for any reason whatsoever. The rights of any lessee, licensee or transferee of a right to use any Purchased Capacity shall be subject and subordinate to all the terms of this Agreement (including the Grantor's right to suspend service in the event of a default by Purchaser hereunder) and Purchaser shall remain primarily liable hereunder for the performance of all the terms of this Agreement to the same extent as if such lease, license or transfer had not occurred. Any such lease, license or transfer agreement shall prohibit further assignment, transfer or other disposition of Purchased Capacity except in accordance with the terms of this Section 25.

     (e) The Grantor will cause to be maintained a Customer Care Center to provide service to the Purchaser and other users of the System. Only Carrier Parties which have acquired and hold the right to use one or more whole MCUs of Capacity shall be entitled to utilize the services of the Customer Care Center. Every entity which has the right to use one or more MCUs of Capacity shall promptly contact the Customer Care Center and provide all such information reasonably requested by the Customer Care Center.

     (f) Any assignment, transfer or other disposition by either Party which is in violation of this Section shall be void and of no force and effect.

21.  CONDITION TO PURCHASER'S OBLIGATIONS.
     ------------------------------------

     The Purchaser's obligation to pay for an IRU with respect to any Purchased Capacity shall terminate if the RFS Date for such Purchased Capacity has not occurred by June 30, 1999. In any such event, the Purchaser may terminate this Agreement in its entirety and receive a complete refund of all amounts paid hereunder or the Purchaser may terminate this Agreement only with respect to such Purchased Capacity in which case the Grantor shall refund all amounts paid by the Purchaser, if any, with respect to such Purchased Capacity as to which Purchaser's obligation has terminated within thirty (30) days after the applicable date.

22.  NOTICES.
     -------

     Each notice, demand, certification or other communication given or made under this Agreement shall be in writing and shall be delivered by hand or sent by registered mail or by facsimile transmission to the address of the respective party as shown below (or such other address as may be designated in writing to the other party hereto in accordance with the terms of this Section):

                    If to the Purchaser:  VIA Net Works Europe Holding B.V.
                                          c/o VIA NET WORKS, Inc.
                                          121000 Sunset Hills Road, Suite 110
                                          Reston, VA 20190 USA
                    Attention:            Matt S. Nydell, Esq., V.P., General
                                          Counsel and Secretary
                    Fax No.:              703-464-0608


                    If to the Grantor:    Atlantic Crossing Ltd.
                                          Wessex House
                                          45 Reid Street
                                          Hamilton HM12, Bermuda
                    Attn:                 President
                    Fax No.:              441-296-8606


     Any change to the name, address and facsimile numbers may be made at any time by giving fifteen (15) days prior written notice in accordance with this Section. Any such notice, demand or other communication shall be deemed to have been received, if delivered by hand, at the time of delivery or, if posted, at the expiration of seven (7) days after the envelope containing the same shall have been deposited in the post maintained for such purpose, postage prepaid, or, if sent by facsimile, at the date of transmission if confirmed receipt is followed by postal notice.

23.  SEVERABILITY.
     ------------

     If any provision of this Agreement is found for any reason and to any extent by an arbitral, judicial or regulatory authority having jurisdiction to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision with a provision which will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision.

24.  HEADINGS.
     --------

     The Section headings of this Agreement are for convenience of reference only and are not intended to restrict, affect or influence the interpretation or construction of provisions of such Section.

25.  COUNTERPARTS.
     ------------

     This Agreement may be executed in counterparts, each of which when executed and delivered shall be deemed an original. Such counterparts shall together (as well as separately) constitute one and the same instrument.

26.  ENTIRE AGREEMENT.
     ----------------

     This Agreement together with the Schedules, Annexes and Attachments thereto supersedes all prior oral or written understandings between the parties hereto and constitutes the entire agreement with respect to the subject matter herein. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto.

27.  PUBLICITY AND CONFIDENTIALITY.
     -----------------------------

     (a) The provisions of this Agreement and any non-public information, written or oral, with respect to this Agreement ("Confidential Information") will be kept confidential and shall not be disclosed, in whole or in part, to any person other than affiliates, officers, directors, employees, agents or representatives of a party (collectively, "Representatives") who need to know such Confidential Information for the purpose of negotiating, executing and implementing this Agreement. Each party agrees to inform each of its Representatives of the non-public nature of the Confidential Information and to direct such persons to treat such Confidential Information in accordance with the terms of this Section 27. Nothing herein shall prevent a party from disclosing Confidential Information
          (i) upon the order of any court or administrative agency, (ii) upon the request or demand of, or pursuant to any regulation of, any regulatory agency or authority, (iii) to the extent reasonably required in connection with the exercise of any remedy hereunder, (iv) to a party's legal counsel or independent auditors, (v) to prospective lenders , and (vi) to any actual or proposed assignee, transferee or lessee of all or part of its rights hereunder provided that such actual or proposed assignee agrees in writing to be bound by the provisions of this Section 27.

     (b) The foregoing shall not restrict either party from publicly announcing that it has entered into this Agreement with the parties hereto, but without including any details contained in this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.


                              ATLANTIC CROSSING LTD.


                                By: /s/ Doug Molyneux
                                    ---------------------
                                Name: Doug Molyneux
                                      -------------------
                                Title: Vice President
                                       ------------------

                              VIA NET WORKS EUROPE HOLDING B.V.


                                By: VIA NET.WORKS, INC., its
                                    Managing Director

                                By: /s/ Matt Nydell
                                    -----------------------
                                Name: Matt Nydell
                                      ---------------------
                                Title: VP & General Counsel
                                       --------------------

                               AMENDMENT NO. 1 TO

                           CAPACITY PURCHASE AGREEMENT



     This Amendment No. 1 (the "Amendment") is made as of the 23 day of August, 1999, by and between Atlantic Crossing Ltd. ("Grantor") and VIA Net Works Europe Holding B.V. ("Purchaser"),

     WHEREAS, Grantor and Purchaser are parties to that certain Capacity Purchase Agreement dated as of June 21, 1999 (the "Agreement"); and

     WHEREAS, the parties wish to make certain clarifications in the Agreement;

     NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, covenant and agree with each other as follows:

     A. Amendment to the Agreement. Sections 8(d) and 8(f) of Annex B to the
        --------------------------
Agreement - Details Relating to Capacity Purchase Agreement, shall be deleted in their entirety and Section 8(e) of Annex B shall be amended to delete the words "Except as provided in clause (d) above" at the beginning of such Section. This Amendment shall be effective as of June 21, 1999 as if such Amendment had been made upon execution of the Agreement.

     B. Terms and Conditions of the Agreement. Except for the above amendments,
        -------------------------------------
all terms and conditions of the Agreement are unamended and shall remain in full force and effect.

     C. Governing Law. This Amendment shall be governed by and construed in
        -------------
accordance with the laws of the State of New York, United States of America, without regard to the conflicts of laws rules of such State or any other jurisdiction that would apply the law of a different jurisdiction.

     IN WITNESS WHEREOF, Grantor and Purchaser have executed this Amendment as of the day and year first above written.

                                 ATLANTIC CROSSING LTD.


                                 By:  /s/ Doug Molyneux
                                      ------------------------------

                                      Name: Doug Molyneux
                                           -------------------------

                                      Title: Director
                                            ------------------------

                                 VIA NET WORKS EUROPE HOLDING
                                 B.V.

                                 By:  VIA NET.WORKS, INC., its Managing
                                      Director

                                 By:  /s/ Matt Nydell
                                      ---------------------------------

                                      Name: Matt Nydell
                                           ----------------------------

                                      Title: VP & General Counsel
                                            ---------------------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****


                             ADDENDUM TO AGREEMENTS
                               DATED JUNE 21, 1999
                                 BETWEEN EACH OF
                             ATLANTIC CROSSING LTD.,
                              GT LANDING CORP. AND
                                  GT U.K. LTD.
                                       AND
                        VIA NET WORKS EUROPE HOLDING B.V.

     This Addendum is made and entered into concurrently with (i) a Capacity Purchase Agreement (the "CPA") of even date herewith by and between Atlantic Crossing Ltd. ("Grantor") and VIA Net Works Europe Holding B.V. ("Purchaser"),
(ii) an Indefeasible Right of Use Agreement in Inland Capacity (United States) (the "US Backhaul Agreement") of even date herewith by and between GT Landing Corp. and Purchaser, and (iii) an Indefeasible Right of Use Agreement in Inland Capacity (United Kingdom) (the "UK Backhaul Agreement") of even date herewith by and between GT U.K. Ltd. and Purchaser. The CPA, the US Backhaul Agreement and the UK Backhaul Agreement are referred to collectively as the "Agreements". If there is any inconsistency between the terms and conditions of this Addendum and the Agreements, the terms and conditions of this Addendum shall control. Capitalized terms used in this Addendum without separate definition shall have the meanings set forth in the Agreements.

     1. Interim Lease Arrangement. Notwithstanding anything in the Agreements to
        -------------------------
the contrary, Grantor hereby Leases on an interim basis the Purchased Capacity to Purchaser in accordance with the terms and conditions of this Addendum (the "Interim Lease"). This Interim Lease shall be in lieu of the transfer of an IRU in the Purchased Capacity and the Inland Capacity as described in the Agreements. This Interim Lease shall commence as of the Effective Date and shall remain in effect for an initial term of six months (the "Initial Term"). In consideration of the Purchased Capacity and the Inland Capacity to be provided to Purchaser, Purchaser shall make Interim Lease payments of US [*****] per quarter, payable on or before the first day of each quarter.

     2. Conversion to Purchase Agreement. Purchaser shall have the option to
        --------------------------------
convert the Interim Lease into a purchase of an IRU in the Purchased Capacity and the Inland Capacity in accordance with the terms and conditions originally set forth in the Agreements. Such option shall be exercisable in Purchaser's sole discretion at any time during the Initial Term; provided, however, that Purchaser shall be required to exercise such option within 15 days after Purchaser receives such licenses as Purchaser requires in order to hold title to the IRU in the Purchased Capacity and the Inland Capacity in Europe. Upon exercise of the option, Purchaser shall provide written notice of exercise to Grantor, which notice shall be accompanied by payment of the remaining portion of the down payment for the Purchased Capacity and the Inland Capacity as set forth in Part B of Schedule II of the CPA. In determining the remaining portion of the down payment for the Purchased Capacity and the Inland Capacity, Purchaser shall receive full credit for any Interim Lease payments made pursuant to this Addendum. Following the exercise of such conversion option, Purchaser shall pay the remaining balance of the Purchase Price for the Purchased Capacity and the Inland Capacity in accordance with the terms and conditions originally set forth in the Agreements.

     3. Conversion to Three Year Lease. If Purchaser is unable to obtain such
        ------------------------------
licenses as Purchaser requires in order to hold title to the IRU in the Purchased Capacity and the Inland Capacity in Europe and does not otherwise Ichoose to exercise the purchase option described in Section 2 of this Addendum during the Initial Term, the parties shall, effective as of the termination of the Initial Term, convert the Interim Lease into a three year lease with payments as agreed by the parties. To the extent reasonably possible, all other terms applicable to the three year lease shall be the same as the terms set forth in the Agreements. The parties shall cooperate with one another and shall execute and deliver, or cause to be executed and delivered, all such documents and instruments, in addition to those otherwise required by this Addendum, as may be reasonably required to reflect such three year lease.

     4. OA&M Charges. OA&M charges on the System are not included in Interim
        ------------
Lease payments and shall be made separately during the Initial Term in accordance with the CPA. If Purchaser is unable to convert the Interim Lease into a purchase of the Purchased Capacity within the Initial Term and subsequently enters into the three year lease, the OA&M charges will be credited to the Purchaser against the next following three year lease payment(s).

     5. Exception to Purchaser Representations and Warranties. Grantor hereby
        -----------------------------------------------------
acknowledges that Purchaser has disclosed to Grantor that Purchaser is in the process of obtaining the licenses it needs in order to hold title to the IRU in the Purchased Capacity and the Inland Capacity in Europe and that the need to obtain such licenses is an exception to Purchaser's representations and warranties as set forth in Section 17(c) of the CPA and Section 13 (c) of each of the US Backhaul Agreement and the UK Backhaul Agreement.

     6. Terms and Conditions of Agreements. During the Initial Term, the parties
        ----------------------------------
shall construe any terms of the Agreements in such a manner as to be consistent with the Interim Lease provided herein. Except for the amendments set forth in this Addendum, all terms and conditions of the Agreements are unamended and shall remain in full force and effect, including without limitation terms and conditions requiring Grantor to provide maintenance for the System.

     IN WITNESS WHEREOF, the parties have executed this Addendum concurrently with the execution of the Agreement.



                                      ATLANTIC CROSSING LTD.


                                      By:  /s/ Doug Molyneux
                                           -------------------------------------
                                            Name:  Doug Molyneux
                                                   -----------------------------
                                            Title:  Vice President
                                                    ----------------------------

                                      GT LANDING CORP.


                                      By:  /s/ Doug Molyneux
                                           -------------------------------------
                                            Name:  Doug Molyneux
                                                   -----------------------------
                                            Title:  Under a Power of Attorney
                                                    ----------------------------

                                      GT U.K. LTD.


                                      By:  /s/ Doug Molyneux
                                           -------------------------------------
                                            Name:  Doug Molyneux
                                                   -----------------------------
                                            Title:  Under a Power of Attorney
                                                    ----------------------------

                                      VIA NET WORKS EUROPE HOLDING
                                      B.V.


                                               By:  VIA NET.WORKS, INC., its
                                                      Managing Director

                                               By:  /s/ Matt Nydell
                                                    ----------------------------
                                                    Name: Matt Nydell
                                                          ----------------------
                                                    Title:  VP & General Counsel
                                                            --------------------

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****

                                                 Description of Purchased Capacity

 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------

          (a)                (b)                        (c)                         (d)                  (e)              (f)
                      Payment Due Date
 Date of Transaction                     Appropriate S-Segment and Related Number of Whole MCUs  Price per Whole MCU Purchase Price
                                                     T-Segments                                                         (d)x(e)
                                                      Note (1)
 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------

       May 1999         On activation           Brookhaven, New York              One (1)              [*****]          [*****]
                                                         to                                          (See Note 2)     (See Note 2)
                                                Whitesands, England

 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------


 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------


 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------


 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------


 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------


 -------------------- ----------------- ---------------------------------- -------------------- -------------------- ---------------




                 Total Purchase Price                 [*****]
                 Less Payment Received (May 28)       [*****]
                 Net Purchase Price Due               [*****]
                 Purchase Price to be Financed        [*****]


Note:

     (1) The S-Segment and related T-Segments are set forth for purposes of showing the point of entry and exit with respect to Purchased Capacity. Purchased Capacity is not dependent on any specified routing.

     (2)  Subject to Section 2(a) of this Agreement.

                                   SCHEDULE II

                           CAPACITY PURCHASE AGREEMENT

                                     Part A
                                     ------

     Notwithstanding anything to the contrary contained in the Capacity Purchase Agreement to which this Schedule II is attached (as amended, supplemented or otherwise modified from time to time, the "Capacity Purchase Agreement"):

     In exchange for the IRU interest granted pursuant to this Agreement and the Right of Use Agreement in any Purchased Capacity, the Purchaser shall, on or before (the "Initial Payment Due Date"), pay the Grantor (for the benefit of the Grantor and the benefit of the Subsidiary Grantors), in immediately available funds equal to an amount set out in the Payment Schedule attached hereto (the "Initial Payment"). Thereafter, the Purchaser shall pay the remaining balance of the Purchase Price for such Purchased Capacity quarterly, with the first such payment being due on the date which is three months after such Initial Payment Due Date and each remaining payment being due quarterly thereafter. Such payments shall be in the amounts set forth in Part B of Schedule II to this Agreement, it being understood that the aggregate amount paid will exceed the Purchase Price set forth in Schedule I because the amounts set forth in said Part B include an interest calculation. The amounts set forth in Part B of
Schedule II to this Agreement may be prepaid, in whole or in part, by Purchaser at any time. In the event of prepayment, the installments shall be reduced to their present value calculated at 12% per annum, to the date of payment. Title in the IRU to the Purchased Capacity shall pass to Purchaser upon payment to the Grantor's Account of the amount specified in the first sentence of this paragraph.

     The parties agree to co-operate in good faith to structure payments hereunder so that the interest component thereof should not be subject to withholding taxes under current law (at the time the first payment is made hereunder) in the reasonable opinion of the Grantor and the Purchaser; provided that if in the Grantor's reasonable opinion such interest component will be, or if at any time prior to the first installment payment hereunder, the Internal Revenue Service asserts that such interest component is, subject to withholding taxes under current law, the Grantor will reduce the 12% per annum interest rate payable hereunder such that the total interest cost (including withholding taxes payable on such reduced interest rate) to the Purchaser will not exceed 12% per annum.

     The definition of the term "Purchase Price" contained in the Capacity

Purchase Agreement shall be modified to add the following phrase immediately at the end of said definition:

     , as such amount may be adjusted and paid in accordance with Part B of
     Schedule II to this Agreement.

     Clause (ii) of Section 20 (c) of the Capacity Purchase Agreement shall be modified to include the following phrase immediately after the phrase "maintenance expenses":

     and in respect of payments for the Purchase Price for Purchased Capacity.


                                     Part B
                                     ------

          The attached amortization schedule sets forth the dates and amounts for installment payments for Purchased Capacity based on the Purchase Price as set forth in Schedule I.

          Notwithstanding anything to the contrary in Section 21, the right to receipt of payments hereunder shall be transferable only upon surrender for cancellation of this Schedule II, and the issuance of a new Schedule II registered in the name of the transferee. In addition, the Purchaser shall maintain a register in which it shall record the name of the Grantor and the Subsidiary Grantors or any transferee, and no transfer shall be valid unless so registered.

          Capitalized terms used in this Schedule II and not otherwise defined in this Schedule II shall have the meanings assigned to them in the Capacity Purchase Agreement.

          This Schedule II shall be deemed a part of the Capacity Purchase Agreement with respect to each Purchaser signing this Schedule II below and the terms set forth in this Schedule II shall be incorporated into the Capacity Purchase Agreement with respect to each such Purchaser as if fully set forth therein.

          Purchaser hereby represents and warrants that its chief executive office is located at 12100 Sunset Hills Road, Suite 110, Reston, VA 20190. Purchaser agrees to promptly notify Grantor of any change in such location.

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****

                                  VIA Net Works

                              INSTALLMENT PAYMENTS
                                     SUBSEA


Price per MCU                                             [*****]
Payment Due Date                                          September 30, 1999

Payment Terms
-------------

Date                                                      Payment
----

Payment received May 28, 1999                             [*****]
Deposit upon signing                                      [*****]
September 30, 1999                                        [*****]
December 31, 1999                                         [*****]
March 31, 2000                                            [*****]
June 30, 2000                                             [*****]
September 30, 2000                                        [*****]
December 31, 2000                                         [*****]
March 31, 2001                                            [*****]
June 30, 2001                                             [*****]
September 30, 2001                                        [*****]
December 31, 2001                                         [*****]
March 31, 2002                                            [*****]
June 30, 2002                                             [*****]

Total                                                     [*****]

VIA Net Works

By:
   --------------
Name:
Date:

                                                                    Schedule III


*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****

                                                AC-1 Additional Charges


=========================================================== ========================================================
                         Function                                                    Fees
----------------------------------------------------------- --------------------------------------------------------
Access Connection Initial Service                           None
----------------------------------------------------------- --------------------------------------------------------
Access Connection Rearrangement per STM-1                   [*****] / Occurrence
=========================================================== ========================================================

                                                                     SCHEDULE IV



                           CAPACITY PURCHASE AGREEMENT

                        MAINTENANCE PERFORMANCE STANDARDS


1.   GENERAL

This Schedule IV supplements the Capacity Purchase Agreement and describes (i) additional maintenance and performance responsibilities of Grantor to Purchaser and (ii) certain remedies available to Purchaser with respect to the provision of Purchased Capacity thereunder. Capitalized terms used in this Schedule without separate definition shall have the meanings specified in the Capacity Purchase Agreement, as the context requires.

2.   OVERVIEW

Grantor is initially providing to Purchaser an STM-1 "SDH self-healing ring protected" service between New York City, New York, USA, and London, UK. This Schedule applies to such capacity and to any further capacity provided by Grantor to Purchaser.

While Purchaser understands that Grantor may sub-contract some services, such as terrestrial backhaul and/or maintenance services with respect to the System and the Purchased Capacity, such sub-contracting is transparent to Purchaser, and therefore, Grantor shall appear as the single vendor providing these services to Purchaser.

3.   NETWORK OPERATIONS CENTER (NOC)

Grantor shall maintain a round-the-clock NOC (i.e., it operates 24 hours a day, seven days a week), which shall be staffed by trained and qualified personnel who are familiar with the operation and maintenance of the System and the Purchased Capacity. Grantor shall provide Purchaser with a NOC telephone number, which Purchaser shall use to report troubles with respect to the use of the Purchased Capacity, to input service requests, and to request service information.

4.   TROUBLE REPORTING AND RESOLUTION

When Purchaser reports a major service affecting trouble (i.e., the Purchased
                                                          ----
Capacity fails to meet the standards set forth in the Capacity Purchase Agreement or this Schedule or connectivity is lost between two or more of the cities in which service is purchased) Grantor will, without interruption, work the trouble to completion. When a service affecting trouble (as described herein) occurs, the Grantor NOC will provide updates to Purchaser in accordance with Grantor's standard practices.

Prior to activation of any part of the Purchased Capacity, Grantor shall provide Purchaser with an operations management organization chart showing the escalation path for reporting service affecting troubles. Purchaser shall be provided the telephone

                                                                     SCHEDULE IV
                                                                     Page 2 of 3

numbers, through the Vice Presidential level, for the escalation of service affecting troubles. Grantor shall promptly update such chart to reflect any changes.

5.   SYSTEM PERFORMANCE STM-1

This section applies to the STM-1 capacity, including without limitation the S Capacity, the T Capacity and any connecting backhaul or inland capacity.

5.1  STM-1 to STM-1 Transmission

Grantor shall provide STM-1 to STM-1 transmission of 155 Mbps clear channel capacity service. Grantor shall provide both service and protection pairs to Purchaser at each offered termination point of the service.

STM-1 Transmission Performance shall equal or exceed the standards shown in column AC-1, below:



  --------------------------------------- ----------------------------------------------------------------
                                                        Performance Standards Cable Station
                                                                 to Cable Station
  --------------------------------------- ----------------------------------------------------------------
                 Segment                              AC-1                       I.T.U Std G826
  --------------------------------------- ----------------------------------------------------------------
                                          SESR1            BBER2                 SESR           BBER
  --------------------------------------- ---------------- ---------------- --------------- --------------
  US-Germany                                      0.00017         0.000017         0.00034       0.000034
  --------------------------------------- ---------------- ---------------- --------------- --------------
  UK-Netherlands                                  0.00004         0.000004         0.00008       0.000008
  --------------------------------------- ---------------- ---------------- --------------- --------------
  Netherlands-Germany                             0.00003         0.000003         0.00060       0.000060
  --------------------------------------- ---------------- ---------------- --------------- --------------
  Germany-UK                                      0.00005         0.000005         0.00010       0.000001
  --------------------------------------- ---------------- ---------------- --------------- --------------
  US-UK                                           0.00014         0.000014         0.00028       0.000028
  --------------------------------------- ---------------- ---------------- --------------- --------------


Grantor commits this SESR and this BBER to the performance standard throughout the life of the system.

5.2  Protection Switching

Grantor shall provide protection switching in respect of the AC-1 System in the following forms:

Span Switching - protects against a failure affecting the service line traffic between service termination points. Span switching reroutes service traffic onto the protection fiber pair in the common cable segment.

----------------------------
1  Severely Errored Second Ratio

2  Background Bit Error Ratio

                                                                     SCHEDULE IV
                                                                     Page 3 of 3

Ring Switching - protects against a failure affecting both the service and protection fibers in one cable segment between service termination points. Ring switching reroutes service traffic over the other cable segments in the ring.

Grantor shall protect the STM-1 service against a single cable failure in less than 300 ms (milli-seconds).

5.3  Service Traffic

Grantor shall provide a common protection facility shared by all switching nodes or landing sites, which provides for full service traffic capacity in the event of a failure.

5.4  Service Traffic Availability

Grantor's STM-1 155 Mbps "SDH self-healing ring protected" service between Purchaser's interfaces shall have a service availability of at least 99.995 %. This availability figure equates to no more than twenty-six (26) minutes of service outage in any given twelve (12) month period.

Excluded from this calculation shall be planned service outages for the purpose of Purchaser initiated upgrades or modifications to the service.

Service availability will be maintained and calculated monthly based on the following formula:

                              Time Service Available
         Availability (%) = -----------------------------------------------
                              Time Service Scheduled to be Available

In the event that the service falls below 99.995%, Grantor will, for a maximum period of thirty (30) months, credit forty (40%) percent of any month's OA&M where service levels fall below the 99.995% threshold listed above. The credit will be applied to the following quarter's OA&M charges.

5.5  Routing Capability

Grantor confirms that any STM-1 tributary and any landing site can be routed in either direction of transmission to any other landing site, providing maximum flexibility in traffic provisioning between the landing sites.

5.6  STM-1 Backhaul

Grantor will, where terrestrial backhaul providers are used to complete the STM-1 transmission facilities, ensure that such backhaul is ring and span protected with geographically diverse routes and entry points into the service termination points.

5.7  Mean-Time-Between-Failure (MTBF) / Mean-Time-To-Restore (MTTR)

Grantor shall protect the STM-1 service against a single cable failure in less than 300 ms (milli-seconds).

                                                                      SCHEDULE V



                           CUSTOMER REFERENCE MANUAL

                           [LOGO OF GLOBAL CROSSING]

                             CUSTOMER CARE CENTER
                               HAMILTON, BERMUDA



                           CUSTOMER REFERENCE MANUAL



                            Prepared expressly for
                               ABC COMPANY, INC.

                               TABLE OF CONTENTS

Operational Roles & Responsibilities..................................  3
Customer Care Contact Numbers.........................................  3
Escalation Procedures.................................................  4
Interconnect Service Ordering Procedures..............................  5
Service Intervals.....................................................  7
Request for Service Form Instructions.................................  8
Request for Service Form.............................................. 11
Access Disconnect/Change Request Form................................. 15
Form Descriptions..................................................... 18
Order Confirmation Form............................................... 19
Assignment Order Form................................................. 20
Order Completion Form................................................. 22
Activation Authorization Form......................................... 24
Backhaul & Collocation Contacts....................................... 25
Customer Care Feedback Form........................................... 30
Transfer of Service & Transfer of IRU Forms........................... 32

                     OPERATIONAL ROLES & RESPONSIBILITIES



The Global Crossing Customer Care Center (CCC) will provide a single point of contact for purchasers of undersea capacity in the areas of contract management, service provisioning, interconnect support, billing inquiry, project management and report requests.

All correspondence should be addressed to:


                     GLOBAL CROSSING CUSTOMER CARE CENTER
                                45 Reid Street
                            Hamilton, Bermuda HM12

     The Customer Care Center is open from 4am to 8pm Monday through Friday (Bermuda time). Calls requiring immediate attention during non-business
                      -------------------------------------------------------
     hours should be directed (using appropriate prompts provided by our
     -------------------------------------------------------------------
     Automated Attendant System) to our Out of Hours Emergency Mailbox. All of
     -------------------------------------------------------------------------
     these immediate attention messages will be automatically referred to a duty
     ---------------------------------------------------------------------------
     Specialist who will get back to you as quickly as possible.   For messages
     ------------------------------------------------------------
     not requiring immediate call back, you will be prompted to leave a message in your Specialist's Mailbox. These calls will be returned at the start of the next business day. The telephone numbers for our Center are as follows:

                                 888.371.0702*
                                441.296.9464**
                              441.296.9461 (Fax)
         *Your local international 800# access prefix is required when dialing from outside of the United States.
         **If you cannot dial 800 service from your location, use this number.

     The following listing shows the Customer Care Specialist assigned to your account along with an alternate and the name of our Customer Care Center Manager.

                         Primary Specialist
                         ------------------
                         Name 1 (ext xxxx)
                         E-Mail:  name1@globalcrossing.com

                         Alternate Specialist
                         --------------------
                         Name 2 (ext xxxx)
                         E-Mail:  name2@globalcrossing.com

                         Customer Care Center Manager
                         ----------------------------
                         Kara Janzen (ext 2213)
                         E-Mail:  kjanzen@globalcrossing.com

                             ESCALATION PROCEDURES


If you are ever not satisfied with the assistance provided by either of your
                ---
assigned Specialists, please do not hesitate to contact the following Global Crossing Personnel:

Customer Care Center Manager
Kara Janzen      888.371.0702 (ext 2213) or
                 441.296.9464 (ext 2213

Customer Care Center Director
Jean S. Wentzel  888.371.0702 (ext 2204) or
                 441.296.9464 (ext 2204)

Senior Vice President-Operations
S W Dawson       441.296.8600

                   INTERCONNECT SERVICES ORDERING PROCEDURES
                                    (ISOP)

After contract signing, requests for cable capacity assignments are to be placed
with the Customer Care Center located in Hamilton, Bermuda.   Capacity
assignments and service order initiation will be completed by Customer Care Center personnel while service activation procedures will be performed by the Network Operations Center. The Customer Care Center will also fulfill Project
                           --------------------------------------------------
Management responsibilities until an RFS is received from the customer. At that
----------------------------------------------------------------------
point in time, a conference call with the customer, Customer Care, the Network Operations Center (NOC) and any other required group will be held to discuss all aspects of the RFS. Project Management responsibilities will be turned over to
                    ----------------------------------------------------------
the NOC on that conference call.
--------------------------------

CUSTOMER CARE CENTER TEAM RESPONSIBILITIES
The Customer Care Center Team responsibilities include:

     1. Providing the Purchasers of Capacity on Global Crossing undersea cables with a single point of contact for answering questions, resolving problems and collecting the appropriate information regarding service implementation, pre-service testing and billing.

     2. Interfacing with Purchasers of Capacity to coordinate any of the services (listed below) that have been contracted with Global Crossing Ltd. Or any of it's divisions:

          a. Assisting the customer in Designating Circuits using ITU Standards
          b. Providing undersea cable capacity assignments
          c. Capacity installations, disconnects or changes
          d. Overall testing and circuit turn up

     3. Proactively monitoring the quality of service delivered and providing customer reports of exceptions to the contracted performance.

     4. Assigning an individual at the Customer Care Center as your personal point of contact (the Customer Care Specialist) who will confirm receipt of a properly completed Request for Service form, initiate the order within 24 hours and provide ongoing status of the installation

     5. Entering the required data regarding service implementation into the ordering system so that Network Operations personnel can initiate the required work order(s). This would include the following activities:

          . To accept Requests for Service via electronic mail to your Specialist's E- Mail ID or the Customer Care Center fax machine (441.296.9461). Verbal requests for service will not be accepted. Customers may obtain Request for Service forms from either the Global Crossing web site once the internet address is available or their Specialists. A copy of the form is provided in this manual.

     . Provide confirmation via electronic mail or fax within 24 hours of receipt of a Request for Service. Customer Care Center personnel will also acknowledge that the appropriate action has been performed to support the request, as well as provide a projected completion date by using the Order Confirmation form. The Customer Care Specialist will assist Customers, Inland Providers and Account Team members with identification of the required data needed to properly complete the Request for Service.

     . Once circuit design has been completed, provide the customer with assignment information necessary for Inland Providers and/or Local Loop Providers

     . Proactively provide service order status relating to the requested service order activity. Upon notification of service completion, the Customer Care Specialist will confirm completion with the customer, by using the Order Completion form.

     . After all appropriate deposits and payments for requested services have been made, forward the Activation Authorization to the customer. The AA provides the capacity purchaser with authorization (for Inland Provider) to connect as well as the Bay, Panel and Jack interconnect tie down information used by the Inland Provider(s).

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                           SERVICE DELIVERY INTERVALS


                          ACTIVITY                               RESPONSIBILITY        INTERVAL
                          --------                               --------------        --------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Path Provisioning
---------------------------------------------------------------------------------------------------
               Cable Station to Cable Station                 Customer Care Center  4 Business Days
---------------------------------------------------------------------------------------------------
                            or
---------------------------------------------------------------------------------------------------
      Inland Provider ODF to Inland Provider ODF              Customer Care Center  4 Business Days
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Inland Provider ODF to Customers network interface.                 Customer            Varies
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
City to City                                                                       To Be Provided
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
London
---------------------------------------------------------------------------------------------------
New York
---------------------------------------------------------------------------------------------------


It is important to remember that the intervals listed above are for the Global Crossing provided portion of your circuits. As the line graph below indicates, you should decide on your requested date of service enough in advance to insure that your local loop provider and your backhaul provider (in the case of Basic or single extended service) will also be able to meet your requested service date.

                                      RFS Issued           Svc Date
                                 Global Crossing Circuit   4 Days

             Backhaul Ordered    Unknown Interval (If Basic or Single Extended)

Local Loop Ordered
                                 Unknown Interval

                             CUSTOMER CARE CENTER
                              REQUEST FOR SERVICE
                            (Blank form on Page 11)

                       FIELD DESCRIPTIONS & INSTRUCTIONS


ORIGINATOR INFORMATION
----------------------

All fields in this section must be completed by the originator. The originator of the request is "Customer Number One". "Customer Number Two" information is required only if capacity was purchased in a "half STM arrangement" by each of two customers.

1.   Business Name - Corporate name of the capacity purchaser

2.   Contact Name - Name of the person authorized to order service and
                                                     -----         ---
     coordinate installation on behalf of the capacity purchaser and its
     -----------------------
     customers

3. Telephone Number - Telephone number of the capacity purchaser's ordering contact

4.   Fax Number - Fax number of the capacity purchaser's ordering contact

5. Electronic Mail ID - Electronic mail address of the capacity purchaser contact

6. Customer Requested Due Date - The date that the customer requests service to be activated.

SERVICE ORDER ACTIVITY REQUESTED
--------------------------------
This section indicates the type of request to be processed.

7. Activate New Service - Request to initiate service. Customer must indicate Basic, Single Ended Extended, or Double Ended Extended service.

8.   Discontinue Existing Service - Request to disconnect existing service

9. Matching Order Number - Related order that may accompany the request (i.e. Customer Number Two has a pending order for the west end that needs to be coordinated with a request for the east end).

SERVICE DETAILS
---------------

International Telecommunications Union Facility Designation
As previously stated, the Customer Care Center will assist you in assigning overall circuit designations per ITU Standards for each circuit identified in your CPA. This assignment will be made as soon as possible after your CPA has been received. From that point on, whenever communicating with Customer Care or the Network Operations Center regarding your circuits, you must use this ITU circuit designation!

10. ITU Standard Circuit Designation - Alpha-numeric designator (as outlined above) that identifies the end to end circuit that the capacity purchaser is activating, changing or disconnecting.

11. Terminal City A and Terminal City Z - Cities that compose the two ends of the circuit that is being initiated, rearranged, or disconnected.

UNDERSEA NETWORK TRANSPORT DETAILS
----------------------------------

12.  Network Name - Name of the cable system (eg--AC-1).

13. Level (STM-n) and Quantity - Indicates STM 1 or 16 and whether the service is Protected, Service only or Protection only.

Transport Designation and Terminals
For Basic Service only
----------------------

If basic service was ordered (ie-undersea capacity only), customer must also have a signed collocation agreement (or an agreement with an Inland Provider that has an existing collocation agreement) and furnish the appropriate tie down information at the collocated space (cage) at each cable station.

14. Optical Distribution Frame Assignments - Inland Capacity Provider Name and Service and protection bay, panel and jack assignments for each cable station from which the customer requests basic service (A and Z ends).

     ***Jack assignments must be issued in pairs for both service and protection (i.e. Svc J 10/11; Prt J 20/21) in order to accommodate both send and receive traffic.

INLAND NETWORKS
---------------
For Single or Double Extended Service
-------------------------------------

Inland Networks- If extended service was ordered, then customer must provide the Alternate Access and/or the Local Loop Provider's name and tie down information at the POP or meeting point with the Inland Provider. (In the case of extended service, customer chooses only the location where their Alternate Access/Local Loop Provider meets the Inland Provider--they do not choose the Inland Provider.)

Location Number One
-------------------

15. Inland Provider

          Name of Alternate Access/Local Loop Provider customer has selected if Extended Service at this end was ordered.

     16.  Level (STM-n) and Quantity
          Indicates STM-1 or 16 bandwidth of service.

     17.  Alternate Access/Local Loop Provider
          Name of the vendor(s) that will carry traffic from the Inland Provider's central office (i.e. 60 Hudson Street, Docklands, etc.) to the end user's premise.

     Location Number Two
     -------------------

     18.  Inland Provider
          Name of Inland Provider customer has selected if Basic Service only was ordered.

     19.  Level (STM-n) and Quantity
          Indicates STM-1 or 16 bandwidth of service.

     20.  Alternate Access/Local Loop Provider - See #17

     21. Additional Information - Section provided to allow customer room for remarks pertaining to the request. This area should be used to explain whatever details are necessary in order to insure that adequate information is provided the Customer Care Center.

                     GLOBAL CROSSING CUSTOMER CARE CENTER
                              REQUEST FOR SERVICE



ORIGINATOR INFORMATION         DATE:____________
----------------------

  Customer Number One                                          Customer Number Two
                                                                 (If applicable)
 1.  Business Name                                                  Business Name
-------------------------------------------------------------------------------------------
 2.  Contact Name                                                   Contact Name
-------------------------------------------------------------------------------------------
 3.  Telephone Number                                               Telephone Number
-------------------------------------------------------------------------------------------
 4.  Fax Number                                                     Fax Number
-------------------------------------------------------------------------------------------
 5.  Electronic Mail ID                                             Electronic Mail ID
-------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 6.  Customer Requested Due Date:
--------------------------------------------------------------------------------

SERVICE ORDER ACTIVITY REQUESTED
--------------------------------

---------------------------------------------------------------------------------------------------------------------------
 7.  Activate New Service                    Basic:                   Single Extended:                     Double Extended:
---------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 8.  Discontinue Existing Service:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 9.  Matching Order Number:  (If applicable)
----------------------------------------------------

 SERVICE DETAILS
 --------------

 International Telecommunications Union Facility (Circuit) Designation

--------------------------------------------------------------------------------
 10.  ITU Standard Circuit Designation: (Customer provided
      Circuit ID )
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 11.  Terminal City A:                                          Terminal City Z:
--------------------------------------------------------------------------------

 UNDERSEA NETWORK TRANSPORT DETAILS
 -----------------------------------

--------------------------------------------------------------------------------
 12.  Network Name: (Cable System)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 13.  Level (STM-n)                               Svc #:                  Prot#:
--------------------------------------------------------------------------------

                     GLOBAL CROSSING CUSTOMER CARE CENTER
                              REQUEST FOR SERVICE
For Basic Service only
----------------------

14. Inland Capacity Provider's Optical Distribution Frame (ODF) Assignments in Cable Station Co-location area
--------------------------------------------------------------------------------

Terminal A         Inland Capacity
                   Provider:
--------------------------------------------------------------------------------------------
                             Bay             Panel/Module/Shelf  Transmit Jack  Receive Jack
--------------------------------------------------------------------------------------------
SERVICE
--------------------------------------------------------------------------------------------
PROTECTION
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Terminal Z         Inland Capacity
                   Provider:
--------------------------------------------------------------------------------------------
                             Bay             Panel/Module/Shelf  Transmit Jack  Receive Jack
--------------------------------------------------------------------------------------------
SERVICE
--------------------------------------------------------------------------------------------
PROTECTION
--------------------------------------------------------------------------------------------


For Single or Double Extended Service only:
-------------------------------------------

INLAND NETWORKS
---------------
Location Number One
-------------------

--------------------------------------------------------------------------------
 15.  Location 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 16.  Level (STM-n)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17.   Alternate Accesss Vendor:  Local Loop Provider:
--------------------------------------------------------------------------------
                                 Contact:                           Telephone:
--------------------------------------------------------------------------------
                                 Local Loop Provider:
--------------------------------------------------------------------------------
                                 Contact:                           Telephone:
--------------------------------------------------------------------------------

Location Number Two
-------------------

--------------------------------------------------------------------------------
 18.  Location 2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 19.  Level (STM-n)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
20.   Alternate Accesss Vendor:  Local Loop Provider:
-----------------------------------------------------------------------------------
                                 Contact:                                Telephone:
-----------------------------------------------------------------------------------
                                 Local Loop Provider:
-----------------------------------------------------------------------------------
                                 Contact:                                Telephone:
-----------------------------------------------------------------------------------

                     GLOBAL CROSSING CUSTOMER CARE CENTER
                              REQUEST FOR SERVICE


21.  Additional Information (Detailed description of circuit, work involved,
----------------------------
related orders or any additional information that helps describe what has been requested)__

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ACCESS DISCONNECT/CHANGE REQUESTS

Use the form on the following page to request a change in access to the network. Provide current (From) information and new (To) information. This form contains fields named ITU Circuit Designation and Overseas Channel Assignment (OCA) that are Global Crossing's identifiers of the customer's circuit(s). Please include this information on any change requests. The remaining fields on this form are defined on the previous pages outlining how to fill out an RFS.

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                      ACCESS DISCONNECT/CHANGE REQUEST FORM

ORIGINATOR INFORMATION
----------------------

              Customer Number One                         Customer Number Two
                                                            (If applicable)
--------------------------------------------------------------------------------
1.   Business Name                            Business Name
--------------------------------------------------------------------------------
2.   Contact Name                             Contact Name
--------------------------------------------------------------------------------
3.   Telephone Number                         Telephone Number
--------------------------------------------------------------------------------
4.   Fax Number                               Fax Number
--------------------------------------------------------------------------------
5.   Electronic Mail ID                       Electronic Mail ID
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6.  Customer Requested Due Date:
--------------------------------------------------------------------------------


SERVICE DETAILS
---------------

International Telecommunications Union Facility Designations
--------------------------------------------------------------------------------
7.  Overseas Channel Assignment (OCA)
--------------------------------------------------------------------------------
8.  Numeric Designation:  (Customer ITU Ckt ID)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
9.  Terminal City A                           Terminal City A
--------------------------------------------------------------------------------


UNDERSEA NETWORK TRANSPORT ASSIGNMENT
--------------------------------------

--------------------------------------------------------------------------------
10.  Network Name: (Cable System)             Segment
--------------------------------------------------------------------------------
11.  Level (STM-n)                            Quantity
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12.  FROM:    Cable Station Optical Distribution Frame (ODF) Assignments
              (Basic service only)
--------------------------------------------------------------------------------

--------------------------------------------------------------------
Terminal A (Location 1)     Capacity Provider:
---------------------------------------------------------------------------------------------------
                                   Bay            Panel/Module/Shelf   Transmit Jack   Receive Jack
---------------------------------------------------------------------------------------------------
SERVICE
---------------------------------------------------------------------------------------------------
PROTECTION
---------------------------------------------------------------------------------------------------

-----------------------
Terminal Z (Location 2)
---------------------------------------------------------------------------------------------------
                                   Bay            Panel/Module/Shelf   Transmit Jack   Receive Jack
---------------------------------------------------------------------------------------------------
SERVICE
---------------------------------------------------------------------------------------------------
PROTECTION
---------------------------------------------------------------------------------------------------

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                      ACCESS DISCONNECT/CHANGE REQUEST FORM


--------------------------------------------------------------------------------
13.  TO:  Cable Station Optical Distribution Frame (ODF) Assignments
          (Basic service only)
--------------------------------------------------------------------------------


-------------------------------------------------------------------
Terminal A (Location 1)  Capacity Provider:
----------------------------------------------------------------------------------------------------
                                 Bay            Panel/Module/Shelf     Transmit Jack    Receive Jack
----------------------------------------------------------------------------------------------------
SERVICE
----------------------------------------------------------------------------------------------------
PROTECTION
----------------------------------------------------------------------------------------------------

-----------------------
Terminal Z (Location 2)
----------------------------------------------------------------------------------------------------
                                 Bay            Panel/Module/Shelf     Transmit Jack    Receive Jack
----------------------------------------------------------------------------------------------------
SERVICE
----------------------------------------------------------------------------------------------------
PROTECTION
----------------------------------------------------------------------------------------------------

INLAND NETWORKS (Extended service only)
---------------

Location Number One
-------------------

FROM:                                         TO:

--------------------------------------------------------------------------------
14.  AAV/LL Provider                     AAV/LL Provider
--------------------------------------------------------------------------------
15.  Numeric Designation                 Numeric Designation
--------------------------------------------------------------------------------

Location Number Two
-------------------

FROM:                                          TO:
--------------------------------------------------------------------------------
16.  AAV/LL Provider                     AAV/LL Provider
--------------------------------------------------------------------------------
17.  Numeric Designation                 Numeric Designation
--------------------------------------------------------------------------------

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                      ACCESS DISCONNECT/CHANGE REQUEST FORM


18.  Additional Information:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Order Confirmation
                                Order Completion
                              Assignment Order (AO)
                          Activation Authorization (AA)


Order Confirmation

The information that is provided on this form is straight forward and serves only to indicate to you that Customer Care has received your RFS and is beginning to process the Request. The ITU Circuit Designation is the name you have called the circuit. The Order Number is the installation order number that Global Crossing has assigned to the installation order. The scheduled due date is the requested date you placed on the RFS. The Overseas Channel Assignment is the identification number of the undersea portion of the circuit.

Assignment Order

The information for the Assignment Order will come to you after Global Crossing has designed the circuit. This form can be sent to the Inland Provider, the Alternate Access Vendor or the Local Loop Provider that you have contracted for your portion of the circuit. It tells them what assignments have been made on the Global Crossing portion of the circuit.

Order Completion

Once notification is received from the NOC that the order has been completed, we will notify you using the Order Completion Form. The information on this form tells you that the Order has been completed, the date it was completed, the ITU Circuit Designation, the Overseas Channel Assignment, the Order type (add, disconnect or change) and the Bay, Panel and Jack information for extended service.

Activation Authorization

The Activation Authorization will be sent to you once the circuit has been completed and we have verified that all financial obligations have been met. It authorizes the Capacity Providers that you have contracted with to turn up the service associated with the listed circuit(s).

                              CUSTOMER CARE CENTER
                              --------------------
                               ORDER CONFIRMATION


Customer Name:
              -----------------------------------------
Customer ID:
            -------------------------------------------
Attention:
          ---------------------------------------------


-------------------------------------------------------------------------------------------------
 ITU Circuit Designation    Order Number      Scheduled Due Date     Overseas Channel Assignment
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------


Dear                              :
    ------------------------------

The above orders associated with your request for service have been issued. If you have any questions, please feel free to contact me in the Customer Care Center.


Customer Care Specialist:
1.888.371.0702
1.441.296.9464

                                Assignment Order


                                                                     Date:

   Global Crossing Customer Care Center does hereby recognize
                                                             -------------------
                                                                Customer Name

   as a legitimate Capacity Purchaser. This customer is therefore authorized to initiate service requests for interconnection to Global Crossing high capacity bandwidth. The Bay / Panel / Jack information listed below will be required to engineer the interconnection to the customer's circuit. The following will provide specific information necessary to fulfill the customer's immediate connection request. This is not an authorization activate the service.

   1st Capacity Provider
   --------------------------------------------------------------------------
 Company Name
 ------------
 ----------------------------------------------------------------------------
 Name of Customer Contact
 ----------------------------------------------------------------------------
 Company Street Address
 ----------------------------------------------------------------------------
 City, State, Postal Code / Zip
 ----------------------------------------------------------------------------
 Telephone
 ----------------------------------------------------------------------------
Provider Name (ICP/CLP/LLP):
-----------------------------------------------------------------------------
ITU Circuit Designation:
-----------------------------------------------------------------------------
Circuit Type:
-----------------------------------------------------------------------------
Refer To Order:
-----------------------------------------------------------------------------
Provider Circuit Designation:
-----------------------------------------------------------------------------
Order Type (Check One):               New   [_] ReArrangement [_] Disconnect [_]
                                                                  ----------
--------------------------------------------------------------------------------
Assignments:                             Bay        Panel             Jack
--------------------------------------------------------------------------------
Service:
--------------------------------------------------------------------------------
Protection:
   -----------------------------------------------------------------------------
        Overseas Channel Assignment(s):
      ------------------------------------------------------------------
        Customer Termination:             Optical  [_]  Electrical [_]
      ------------------------------------------------------------------
        Specialist Name (Printed):
      --------------------------------------------------------------------------
        Specialist Signature:
      --------------------------------------------------------------------------
        Date:
      --------------------------------------------------------------------------
        Customer Signature:
      --------------------------------------------------------------------------
        Date signed:
      --------------------------------------------------------------------------

        2nd Capacity Provider:
      --------------------------------------------------------------------------
        Company Name
        ------------
      --------------------------------------------------------------------------
        Name of Customer Contact
      --------------------------------------------------------------------------
        Company Street Address
      --------------------------------------------------------------------------
        City, State, Postal Code / Zip
      --------------------------------------------------------------------------
        Telephone
      --------------------------------------------------------------------------
        Provider Name (ICP/CLP/LLP):
      --------------------------------------------------------------------------

      ----------------------------------------------------------------------
      ITU Circuit Designation:
      ----------------------------------------------------------------------
      Circuit Type:
      ----------------------------------------------------------------------
      Refer To Order:
      ----------------------------------------------------------------------
      Provider Circuit Designation:
--------------------------------------------------------------------------------
Order Type (Check One):             New [_]  ReArrangement  [_]  Disconnect [_]
                                                                 ----------
--------------------------------------------------------------------------------
Assignments:                          Bay         Panel              Jack
--------------------------------------------------------------------------------
Service:
--------------------------------------------------------------------------------
Protection:
--------------------------------------------------------------------------------
      Overseas Channel Assignment:
      --------------------------------------------------------------------------
      Customer Termination:         Optical  [_]   Electrical [_]
      ------------------------------------------------------------------
      Specialist Name (Printed):
      ------------------------------------------------------------------
      Specialist Signature:
      ----------------------------------------------------------------------
      Date:
      ----------------------------------------------------------------------
      Customer Signature:
      ----------------------------------------------------------------------
      Date signed:
      ----------------------------------------------------------------------


      3rd Capacity Provider:
      ----------------------------------------------------------------------
      Company Name
      ------------
      ----------------------------------------------------------------------
      Name of Customer Contact
      ----------------------------------------------------------------------
      Title
      ----------------------------------------------------------------------
      Company Street Address
      ----------------------------------------------------------------------
      City, State, Postal Code / Zip
      ----------------------------------------------------------------------
      Telephone
      ----------------------------------------------------------------------
      Provider Name (ICP/CLP/LLP):
      ----------------------------------------------------------------------
      ITU Circuit Designation:
      ----------------------------------------------------------------------
      Circuit Type:
      ----------------------------------------------------------------------
      Refer To Order:
      ----------------------------------------------------------------------
      Provider Circuit Designation:
--------------------------------------------------------------------------------
Order Type (Check One):             New [_]  ReArrangement  [_]  Disconnect [_]
                                                                 ----------
--------------------------------------------------------------------------------
Assignments:                           Bay        Panel              Jack
--------------------------------------------------------------------------------
Service:
--------------------------------------------------------------------------------
Protection:
--------------------------------------------------------------------------------
      Overseas Channel Assignment:
      -----------------------------------------------------------------
      Customer Termination:          Optical [_]   Electrical [_]
      -----------------------------------------------------------------
      Specialist Name (Printed):
      ----------------------------------------------------------------------
      Specialist Signature:
      ----------------------------------------------------------------------
      Date:
      ----------------------------------------------------------------------
      Customer Signature:
      ----------------------------------------------------------------------
      Date signed:
      ----------------------------------------------------------------------

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                              ORDER COMPLETION FORM

                              Customer
                              --------

                         Name:
                              ---------------------------------------

Attention:
          -----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
   Order      Completion          ITU Standard               Overseas Channel         Order        Bay, panel and Jack
   Number        Date              Circuit ID                Assignment (OCA)         Type       (Extended Service Only)
-------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Reason for delay in completion date (if order not completed when scheduled):
------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

The above order(s) have been completed based on your (day\month\year) service order request. If you have any questions, please feel free to contact me in the Customer Care Center.



Customer Care Specialist
1.888.371.0702 Ext
                  -----
1.441.296.9464 Ext
                  -----

[LOGO OF GLOBAL CROSSING]

                            Activation Authorization

                                                             Date:

Global Crossing Customer Care Center does hereby recognize
                                                          ----------------------
                                                               Customer Name

as a legitimate Capacity Purchaser on the ___________ to __________ cable system. Local Loop Providers and Inland Capacity Providers are hereby authorized to turn up for service their respective circuits included as part of the following Global Crossing high capacity bandwidth circuit.

--------------------------------------------------------------------------------
Company Name
--------------------------------------------------------------------------------
Name of Customer Contact
--------------------------------------------------------------------------------
Title
--------------------------------------------------------------------------------
Company Street Address
--------------------------------------------------------------------------------
City, State, Postal Code / Zip
--------------------------------------------------------------------------------
Telephone
--------------------------------------------------------------------------------
Customer Signature
--------------------------------------------------------------------------------
Date signed
--------------------------------------------------------------------------------


   ITU Circuit Designation:

Inland Provider (IP) Name:

Inland Provider (IP) CKT ID:

   Overseas Channel Assignment
                    (OCA/TCA):

   ITU Circuit Designation:

Local Loop Provider (LLP) Name:

Inland Provider (IP) CKT ID:

   Overseas Channel Assignment
                    (OCA/TCA):

Authorized by:

              Printed Global Crossing Representative Name

Authorizing Title:  Customer Service Specialist
                    ---------------------------

Authorized Signature:
                     ---------------------------------------------

                      ATLANTIC CROSSING BACKHAUL PROVIDERS
                                  UNITED STATES



60 Hudson Street                                     75 Broad Street
New York, NY, USA                                    New York, NY, USA
Cablevision Lightpath Inc.                           Teleport Communications Group
--------------------------                           -----------------------------
Mr. Dan Matthews                                     Steve Huston
Strategic Account Manager                            National Account Manager
111 New South Road                                   672 Mohawk Street
Hicksville, NY 11801                                 Columbus, OH 43206
516 393-3468 phone                                   732-805-5758 phone
516 393-0455 fax
dmatthew@cablevision.com
------------------------

International Optical Network    (ION)
--------------------------------------
Customer Care/Sales
Cathy Hanzich
110 E. 42nd Street, suite 1405
New York, NY 10017
212 687-9177
chanzich@mmfn.com
-----------------

COLLOCATION CONTACTS
--------------------

60 Hudson Street                                     75 Broad Street
New York, NY, USA                                    New York, NY, USA

Williams Real Estate Co.                             LaSalle Real Estate Co.
------------------------                             -----------------------
New York, NY                                         New York, NY
Audrey Novia                                         Tom Garden
212 716-3500                                         212 341-0218

                     ATLANTIC CROSSING BACKHAUL PROVIDERS
                                UNITED KINGDOM



Docklands                                            Telehouse
---------                                            ---------
London                                               London

Cable & Wireless                                     International Optical Network     (ION)
----------------                                     ---------------------------------------
Mrs. Carol Mills                                     Customer Care/Sales
26 Red Lion Square                                   Mrs. Cathy Hanzich
London WC1R 4HQ                                      110 East 42nd St.  Suite 1405
1+800+11+66+77+22 phone                              New York, NY 10017
44+171+528+1826 phone                                212-687-9177 phone
44+171+528+3007 fax                                  212-687-9188  fax
carol.mills@cwcom.co.uk                              chanzich@mmfn.com  email


COLLOCATION CONTACTS
---------------------

Cable & Wireless
Mrs. Carol Mills
26 Red Lion Square
London WC1R 4HQ
44+800+11+66+77+22 phone
44+171+528+1826 phone
44+171+528+3007 fax
carol.mills@cwcom.co.uk

                      ATLANTIC CROSSING BACKHAUL PROVIDERS
                                    GERMANY

Deutsche Telekom
----------------

North America                                        North America
-------------                                        -------------
Area Carrier Relation Manager                        Area Carrier Relation Manager
Mr. Kevin Mulholland                                 Joseph Miranda
1-732-933-4900 phone                                 1-732-933-4900 phone
1-732-933-4354 fax                                   1-732-933-4354 fax
1 732-763-0565 mobile                                1-908-890-8102 mobile
kevin.mulholland@usa.telekom.de                      joseph.miranda@usa.telekom.de


Latin America                                        Northern Europe, Scandinavia, UK, Netherlands,
-------------                                        ----------------------------------------------
                                                     Belgium
                                                     -------
Area Carrier Relation Manager                        Area Carrier Relations Manager
Mr. John Phillips                                    Mr. Alain Cockburn
1-732-933-4900 phone                                 +44-171-432-6267 phone
1-732-933-4354 fax                                   +44-171-432-6276 fax
1-908-890-8103 mobile                                44-385-316-107 mobile
john.phillips@usa.telekom.de                         alain.cockburn@deutschetelekom.co.uk


Southern Europe, France, Italy, Portugal, Spain,
------------------------------------------------
Monaco, Andorra, Luxemburg
--------------------------
Area Carrier Relation Manager                        Area Carrier Relation Manager
Philippe Nieto                                       Claudia Sunkel
+33 1 44 43 00 30 phone                              +44 171 432 6253 phone
+33 1 44 43 00 10 fax                                +44 171 432 6276 fax
+33 607 012 461 mobile                               +44 385 316 107 mobile
pnieto@ti.telekom.de                                 Claudia.Sunkel@deutschetelekom.co.uk


                     ATLANTIC CROSSING BACKHAUL PROVIDERS
                                    GERMANY

Deutsche Telekom
----------------


Singapore, East Asia,  Israel                        Russia, CIS
-----------------------------                        -----------
Area Carrier Relations Manager                       Area Carrier Relations Manager
Francis Wong                                         Natalia Gavrilova
+65 438 9140 phone                                   +7 095 956 5434 phone
+65 438 9144 fax                                     +49 40 650 1993 phone
+65 966 886 95 mobile                                +7 095 956 5433 fax
francis.wong@sgp.telekom.de                          +49 40 650 2050 fax
                                                     +7 095 767 4730 mobile
                                                     Natalia.Gavrilova@rus.telekom.de

Middle East
-----------
Area Carrier Relations Senior Manager                North Asia, Japan
Calvin Wee Sing Lee                                  -----------------
+65 438 9142 phone                                   Area Carrier Relations Senior Manager
+65 438 9144 fax                                     Masayoshi Akimoto
+65 9633 4478 mobile                                 +813 5213 8702 phone
calvin.lee@sgp.telekom.de                            +813 5213 8777 fax
                                                     +812 0743 2515 mobile
                                                     masayoshi.akimoto@jpn.telekom.de

West Asia                                            East Europe
---------                                            -----------
Assistant Relation Manager                           Area Carrier Relations Manager
Eugene Lim                                           Thomas Dreischhoff
+65 438 9141 phone                                   +7 095 956 5434 phone
+65 438 9144 fax                                     +49 40 650 1993 phone
+65 9787 1920 mobile                                 +7 095  956 5433 fax
eugene.lim@sgp.telekom.de                            +49 40 650 2050 fax
                                                     +7 095 767 4729 mobile
Australia, Pacific Region                            Thomas.Dreischhoff@rus.telekom.de
-------------------------
Area Carrier Relation Manager
Shigeo Araki
+813 5213 8741 phone
+813 5213 8777 fax
+818 0806 6539 mobile
shigeo.araki@jpn.telekom.de


                     ATLANTIC CROSSING BACKHAUL PROVIDERS
                                THE NETHERLANDS

PTT Telecom BV
--------------
Senior Facility Manager
Marieke ten Wolde
PO Box 30150
2500 GD
The Hague
The Netherlands
31-70-343-9320 phone
31-70-343-8319 fax


PTT Telecom BV
--------------
Manager, Stream & Market Management
Mr. Peter Smink
PO Box 30150
2500 GD
The Hague
The Netherlands
31-70-343-2739 phone
31-70-343-8319 fax

                           CUSTOMER CARE FEEDBACK FORM

1. Date of Request:

________________________________________________________________________________

2. Who handled your request?

________________________________________________________________________________

3. What was the nature of your request?

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. Was your request handled in a timely manner?

________________________________________________________________________________

________________________________________________________________________________

5. How would you rate your overall satisfaction with the Customer Care Center?

Excellent      [_]
Good           [_]
Fair           [_]
Poor           [_]

If your response is Fair or Poor, please explain.

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

6. Any additional feedback or suggestions:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

Please send to: Global Crossing Customer Care Center
                45 Reid Street
                Hamilton, Bermuda HM12
                Attention: Customer Care Manager
                Fax to: 1.441.296.9461

         Transfer of Indefeasible Right of Use and Transfer of Service

The Transfer of Indefeasible Right of Use form is used when a Capacity Purchaser exercises its right to assign its use of capacity only, as described in its
                                  ---------------------
individual Capacity Purchase Agreement. The Transfer of Service form is used when a Capacity Purchaser exercises its right to transfer all of its obligations
                                                          ----------------------
as described in its individual Capacity Purchase Agreement.

Please prepare the following form(s) and forward via mail or fax to Global Crossing Ltd. for approval:


                                   Wessex House
                                   First Floor
                                   45, Reid Street
                                   Hamilton HM 12
                                   Bermuda
                                   Fax:  1.441.296.9461

                      Global Crossing Customer Care Center
                          TRANSFER OF SERVICE AGREEMENT

Current Customer: _________________________________________________________

New Customer: _____________________________________________________________

Atlantic Crossing Ltd. Service(s) to be transferred (referred to in this Agreement as the "Identified Service"): are outlined in Attachment A.
___________________________________________________________________________

1. Current Customer is Atlantic Crossing Ltd.'s existing customer of record for the identified Service. Current Customer hereby requests that Atlantic Crossing Ltd. transfer the Identified Service to New Customer. Current Customer understands that it will no longer be Atlantic Crossing Ltd.'s customer for the identified Service after the Effective Date of the transfer.

2. New Customer agrees to assume all obligations of Current Customer as of the Effective Date of the Transfer. These obligations include, for example: all outstanding indebtedness for the Identified Service and the ongoing maintenance and interconnection charges (where applicable). This transfer of service does not relieve or discharge Current Customer from remaining jointly and severally liable with New Customer for any obligations existing as of the Effective Date of the transfer.

3.  Whereas the Service being transferred is half of a Minimum Capacity Unit,
the customer of record (concurring    customer) for the matching Capacity must
agree to the transfer of service to the new customer.

4. The Effective Date of the transfer will be the earlier of: (a) date on which Atlantic Crossing Ltd. accepts the transfer in writing; or (b) the fifteenth day after Atlantic Crossing Ltd. receives a fully executed original of this Transfer of Service form, unless, within such fifteen-day period, Atlantic Crossing Ltd. rejects the transfer or assignment.

5.  The service is not to be interrupted at the time the transfer is made.


Current Customer                                 New Customer                         Concurring Customer
By:                                 By:                                     By:
    --------------------------          ----------------------------            -----------------------------
    (Signature of Authorized                (Signature of Authorized                (Signature of Authorized
         Representative)                         Representative)                         Representative)

------------------------------    ----------------------------------    -------------------------------------
    (Typed or Printed Name)                 (Typed or Printed Name)                  (Typed or Printed Name)

------------------------------    ----------------------------------    -------------------------------------
    (Title)                                 (Title)                                  (Title)

------------------------------    ----------------------------------    -------------------------------------
    (Date)                                  (Date)                                   (Date)

Authorized by Atlantic Crossing Ltd.:
                                      ______________________________    ___________
                                            (Signature)                    (Date)

                                                                    Attachment A

                         TRANSFER OF SERVICE AGREEMENT
                              IDENTIFIED SERVICES


Date Required by Customer:
                            -------------------------------------------

Description of Capacity Services being transferred:

Segment        Circuit Number      Capacity Unit
-------        --------------      -------------

                      GLOBAL CROSSING CUSTOMER CARE CENTER
                      TRANSFER OF INDEFEASIBLE RIGHT OF USE



The following signed parties authorize the transfer and acceptance of the Indefeasible Right of Use for ______ STM-1(s) on segment(s) ____________ of the AC-1 Cable System from _______ until _______. The purchaser understands that its obligations under the Capacity Purchase Agreement are not transferable and remain the responsibility of said purchaser. Furthermore, both purchaser and assignee acknowledge that said assignee is not a third party beneficiary of the Capacity Purchase Agreement or the Right of Use Agreement.


                             Segment    Landing Points
                             ---------  --------------
                                S-1      T-1 and T-2
                                S-2      T-2 and T-3
                                S-3a     T-1 and T-4
                                S-3b     T-3 and T-4
                                S-3c     T-1 and T-3
                                S-4      T-2 and T-4

T-1 -- A cable station in Brookhaven, New York, United States, together with that portion of the System that is located between such cable station and the point that is one half mile beyond the United States territorial limit.

T-2 -- A cable station in Whitesands, United Kingdom together with that portion of the System that is located between such cable station and the point that is one half mile beyond the United Kingdom territorial limit.

T-3 -- A cable station in Sylt, Germany together with that portion of the System that is located between such cable station and the point that is one half mile beyond the German territorial limit.

T-4 -- A cable station in Beverwijk, Netherlands, together with that portion of the System which is located between such cable station and the point that is one half mile beyond the Netherlands territorial limit.


Purchaser: ________________________      Assignee:______________________________
            (Corporate Name)                      (Corporate Name)


Signature: ________________________      Signature: ____________________________
(Signature of Authorized Representative)(Signature of Authorized Representative)

Printed Name: ______________________     Printed Name:__________________________

Title: _____________________________     Title:_________________________________


Telephone Number: _________________      Telephone Number:______________________

Fax Number: ________________________     Fax Number:____________________________


Date: __________________                 Date: ____________________

Accepted by Atlantic Crossing Ltd.                                 Date:
                                  --------------------------------      --------
                                             Signature


                      GLOBAL CROSSING CUSTOMER CARE CENTER
                      TRANSFER OF SERVICE CONFIRMATION FORM


Date of Request: ___________

Originator's Name: _________________

The following parties authorize the transfer and acceptance of service for ______ STM-1(s) on segment(s) ____________ of the AC-1 Cable System.


Capacity Purchaser: ________________________              Assignee: ___________________________
                        (Corporate Name)                                 (Corporate Name)

Approved ______  Denied _______  Date _________

Customer Care Manager: ____________________

Telephone Number: ________________________

Fax Number: ________________________

                      GLOBAL CROSSING CUSTOMER CARE CENTER
            TRANSFER OF INDEFEASIBLE RIGHT OF USE CONFIRMATION FORM


Date of Request: ___________

Originator's Name: _________________

The following parties authorize the transfer and acceptance of the Indefeasible
Right of Use for ______ STM-1(s) on segment(s) ____________ of the AC-1 Cable
System from _________ until ________.

Capacity Purchaser: ________________________             Assignee: __________________________
                       (Corporate Name)                                 (Corporate Name)

Approved __________  Denied __________  Date __________

Customer Care Manager: ____________________

Telephone Number: ________________________

Fax Number: ________________________

                                    ANNEX A

                      INDEFEASIBLE RIGHT OF USE AGREEMENT

     THIS AGREEMENT (as amended, supplemented or otherwise modified from time to time, this "Agreement") is made and entered into as of this 21st day of June, 1999, between and among VIA Net Works Europe Holding B.V. (the "Purchaser") and GT Landing Corp., GT U.K. Ltd., Global Telesystems GmbH and GT Netherlands B.V. (collectively, the "Subsidiary Grantors").

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, each Subsidiary Grantor is a wholly-owned subsidiary of Atlantic Crossing Ltd. (the "Parent") who is the grantor under the Capacity Purchase Agreement (as amended, supplemented or otherwise modified from time to time, the "Capacity Purchase Agreement") to which a copy of this Agreement is attached;

     WHEREAS, capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings assigned to them in the Capacity Purchase Agreement;

     WHEREAS, upon completion of the construction and installation of the System, GT Landing Corp. will have an IRU in the whole of Segment T-1, GT U.K. Ltd. will own Segment T-2, Global Telesystems GmbH will own Segment T-3 (except with respect to that portion of Segment T-3 which comprises Subsegment T-3B in which Global Telesystems GmbH shall have rights) and GT Netherlands B.V. will own Segment T-4 (except with respect to that portion of Segment T-4 which comprises Subsegment T-4B in which GT Netherlands B.V. shall have rights);

     WHEREAS, subject to and in accordance with the terms of the Capacity Purchase Agreement, the Parent is conveying certain S Capacity to the Purchaser on an indefeasible right of use basis;

     WHEREAS, each Subsidiary Grantor desires to grant to the Purchaser, at no additional charge and for so long as the Purchaser maintains an IRU in any S Capacity, an indefeasible right of use with respect to its respective T Segment to the extent required by the Purchaser to use its IRU in such S Capacity; and

     WHEREAS, the Subsidiary Grantors acknowledge and agree that the Purchaser has relied upon this Agreement in entering into the Capacity Purchase Agreement;

     NOW, THEREFORE, the Subsidiary Grantors covenant and agree as follows:

1. Upon the effectiveness of the grant to the Purchaser of an indefeasible right of use with respect to any S Capacity (including in any Residual Capacity) in accordance with the Capacity Purchase Agreement, each Subsidiary Grantor grants to the Purchaser, at no additional charge and for so long as the Purchaser maintains an IRU in such S Capacity, an indefeasible right of use with respect to its respective T Segment to the extent required by the Purchaser to use its IRU in the S Capacity.

2. Subject to Sections 10 and 11 of the Capacity Purchase Agreement, each Subsidiary Grantor shall use commercially reasonable efforts to maintain, or cause the Operator to maintain, its respective T Segment in accordance with the provisions set forth in the Capacity Purchase Agreement.

3. The performance of this Agreement by each of the Subsidiary Grantors is contingent upon the continuance of the Capacity Purchase Agreement and upon the obtaining and continuance of such approvals, consents, governmental authorizations, licenses and permits as may be required or deemed necessary by such parties and as may be satisfactory to them. The Subsidiary Grantors shall use all reasonable efforts to obtain and continue such approvals, consents, governmental authorizations, licenses and permits. No license under patents is granted by the Subsidiary Grantor or shall be implied or arise by estoppel in the Purchaser's favor with respect to any apparatus, system or method used by the Purchaser in connection with the use of the T Segment(s) granted hereunder.

4. The Subsidiary Grantors and the Parent have entered into the Supply Contract to obtain plant, equipment and services necessary to allow the T Segments to be placed into operation on the applicable scheduled RFS Date. UNLESS SPECIFICALLY SET FORTH IN THIS AGREEMENT, ANY OTHER WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE SPECIFICALLY DISCLAIMED.

5. In no event shall any Subsidiary Grantor or the Purchaser be liable to the other for consequential, incidental, indirect or special damages, including, but not limited to, loss of revenue, loss of business opportunity, or the costs associated with the use of restoration facilities.

6. This Agreement shall not form a joint venture or partnership or similar business arrangement between the parties hereto or between the parties hereto, the Parent and the Purchaser, and nothing contained herein shall be deemed to constitute a partnership or joint venture or similar business arrangement.

7. This Agreement does not provide and is not intended to provide third parties (including, but not limited to, customers of the Purchaser, any permitted transferee of the Purchased Capacity or any other permitted user of Purchased Capacity) with any remedy, claim, liability, reimbursement, cause of action, or any other right.

8. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Purchaser and the Subsidiary Grantors and their respective successors and permitted assigns under the Capacity Purchase Agreement.

9. This Agreement shall not be modified or amended except by a writing signed by authorized representatives of the parties hereto.

10. This Agreement shall become effective on the date set forth above and shall continue in effect for the duration of the Capacity Purchase Agreement, and shall immediately terminate without any further action upon the termination of the Capacity Purchase Agreement.

11. The provisions of Sections 10, 11, 12, 14, 23 and 25 of the Capacity Purchase Agreement are hereby incorporated herein by reference, mutatis mutandis, and shall be deemed a part of this Agreement as if fully set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first written above.

                                           ATLANTIC CROSSING LTD.

                                           By:  /s/ Doug Molyneux
                                                --------------------------------
                                                Name: Doug Molyneux
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------


                                           GT LANDING CORP.

                                           By:  /s/ Doug Molyneux
                                                --------------------------------
                                                Name: Doug Molyneux
                                                     ---------------------------
                                                Title: Under a Power of Attorney
                                                      --------------------------

                                           GT U.K. LTD.

                                           By:  /s/ Doug Molyneux
                                                --------------------------------
                                                Name: Doug Molyneux
                                                     ---------------------------
                                                Title: Under a Power of Attorney
                                                      --------------------------

                                           GLOBAL TELESYSTEMS GmbH

                                           By:  /s/ Ian McLean
                                                --------------------------------
                                                Name: Ian McLean
                                                     ---------------------------
                                                Title: Director
                                                      --------------------------

                                           GT NETHERLANDS B.V.

                                           By:  /s/ Ian McLean
                                                --------------------------------
                                                Name: Ian McLean
                                                     ---------------------------
                                                Title: Director
                                                      --------------------------

                                           VIA NET WORKS EUROPE HOLDING B.V.

                                                By:  VIA NET.WORKS, INC., its
                                                     Managing Director

                                                By:  /s/ Matt Nydell
                                                     ---------------------------
                                                Name: Matt Nydell
                                                     ---------------------------
                                                Title: VP & General Counsel
                                                      --------------------------

                                                                         ANNEX B



                               ATLANTIC CROSSING

                             SUBMARINE CABLE SYSTEM


                DETAILS RELATING TO CAPACITY PURCHASE AGREEMENT

                                ATLANTIC CROSSING

                             SUBMARINE CABLE SYSTEM

                                    ANNEX B

                               TABLE OF CONTENTS
                               -----------------

PARAGRAPH                                                          PAGE
---------                                                          ----

1. Definitions........................................................2
   -----------

2. Cable System Configuration and Segments............................4
   ---------------------------------------

3. Ownership and Provision of Segments and Additional Property........6
   -----------------------------------------------------------

4. Access / Inland Connection Services................................7
   -----------------------------------

5. The System Advisory Committee......................................8
   -----------------------------

6. Transfer of Rights to Use Purchased Capacity.......................9
   --------------------------------------------

7. Intentionally Omitted..............................................9
   ---------------------

8. Operations, Administration and Maintenance of Segments and Access
   -----------------------------------------------------------------
     Connections......................................................9
     -----------

9. Keeping and Inspection of Books...................................11
   -------------------------------

10. Termination; Realization of Assets...............................11
    ----------------------------------

                                   ATTACHMENTS
                                   -----------

Attachment 1  - ...Configuration of the Atlantic Crossing Submarine Cable System

Attachment 2  - .....Terms of Reference for Assignments, Routing and Restoration

Attachment 3  - ................Terms of Reference for Operation and Maintenance

Attachment 4  - ........................................................RFS Date

                    ATLANTIC CROSSING SUBMARINE CABLE SYSTEM

                     ANNEX B TO CAPACITY PURCHASE AGREEMENT
                     --------------------------------------

1.  Definitions.
    -----------

    Definitions are as described in the specific Paragraphs or in the Capacity Purchase Agreement to which this Annex B is attached. Except as otherwise provided, the following definitions shall apply throughout this Annex B:

    Adjusted Pro Rata Share (for apportionment of Residual Capacity): with
    ---------------------------------------------------------------
    respect to each of the Segment S-1 Residual Capacity, Segment S-2 Residual Capacity, Segment S-3a Residual Capacity, Segment S-3b Residual Capacity, Segment S-3c Residual Capacity and Segment S-4 Residual Capacity, a fraction:

       (i) the numerator of which equals the sum of (A) the number of STM-1s on the applicable S Segment in which the Purchaser acquired an IRU from the Grantor pursuant to this Agreement and which were deemed contracted for prior to October 10, 1997, multiplied by 3, (B) the number of STM-1s on the applicable S Segment in which the Purchaser acquired an IRU from the Grantor pursuant to this Agreement and which were contracted for on and after October 10, 1997 but prior to June 1, 1998, multiplied by 2 and (C) the number of STM-1s on the applicable S Segment in which the Purchaser acquired an IRU from the Grantor pursuant to this Agreement and which were contracted for on and after June 1, 1998 but prior to the earlier of
       (x) the RFS Date for the entire System and (y) November 30, 1998; and

       (ii) the denominator of which equals the sum of (A) the number of STM-1s on the applicable S Segment that all purchasers acquired an IRU in from the Grantor and which were deemed contracted for prior to October 10, 1997, multiplied by 3, (B) the number of STM-1s on the applicable S Segment that all purchasers acquired an IRU in from the Grantor and which were contracted for on and after October 10, 1997 but prior to June 1, 1998 multiplied by 2 and (C) the number of STM-1s on the applicable S Segment that all purchasers acquired an IRU in from the Grantor and which were contracted for on and after June 1, 1998 but prior to the earlier of
       (x) the RFS Date for the entire System and (y) November 30, 1998.

    The Adjusted Pro Rata Share shall be calculated by the Grantor and shall be conclusive absent manifest error.

    Basic System Module: A Basic System Module of the System shall consist of a
    -------------------
    digital line section in each direction with interface in accordance with ITU Recommendations G.703 and G.707 to G.709 and containing sixteen (16) STM-1's.

Cable Landing Point: Cable Landing Point shall be the beach joint at each cable
-------------------
landing location or the mean high water mark of ordinary spring tides if there is no beach joint.

Carrier Party: Any entity authorized or permitted under the laws of its
-------------
respective country, to acquire and use facilities for the provision of international telecommunication services.

Initial Design Capacity:  The Initial Design Capacity of each Segment of the
-----------------------
System shall consist of four (4) fiber pairs providing a minimum of sixteen (16) Basic System Modules (eight will be used for service and the remaining eight will be used for restoration) initially supplying STM-1's or any increase as determined from time to time by the Grantor in its sole discretion.

Inland Carrier:  An entity authorized or permitted under the laws of its
--------------
respective country to provide for inland communications services.

Maintenance Authority:  An entity designated by the Grantor which shall be
---------------------
primarily responsible for the operations and maintenance of the wet plant as set forth in Paragraph 8(b).

Segment S-1 Residual Capacity, Segment S-2 Residual Capacity, Segment S-3a
------------------------------ ------------------------------ ------------
Residual Capacity, Segment S-3b Residual Capacity, Segment S-3c Residual
------------------ ------------------------------- ---------------------
Capacity and Segment S-4 Residual Capacity: With regard to each of the S
--------     -----------------------------
Segments, as of the date which is 12-1/2 years after the RFS Date for the entire System, 80% of that portion of the service capacity on the applicable S Segment which is available as of such date to be sold by the Grantor to prospective purchasers, together with, to the extent necessary to use such S Capacity, the applicable T Capacity. The amount of Residual Capacity for each such S Segment shall be determined solely by the Grantor and shall not, in any event, include any capacity on the applicable S Segment which the Grantor has determined should be reserved for restoration purposes.

System Interface: The nominal 155 Mb/s (STM-1) digital/optical input/output
----------------
ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment.

Terminal Parties: The Terminal Parties are GT U.K. Ltd., Global Telesystems
----------------
GmbH, GT Landing Corp. and GT Netherlands B.V., each of which are wholly-owned subsidiaries of the Grantor.

2.   Cable System Configuration and Segments
     ---------------------------------------

     (a)  The configuration of the System shall be as shown in Attachment 1.

     (b) In accordance with the arrangements contained in this Annex B, the System shall be regarded as consisting of the following Segments:

          Segment S-1:   A submarine cable linking Segments T-2 and
                         T-1.

          Segment S-2:   A submarine cable linking Segments T-1 and
                         T-3.

          Segment S-3a:  A submarine cable linking Segments T-4 and T-2.

          Segment S-3b:  A submarine cable linking Segments T-3 and T-4.

          Segment S-3c:  A submarine cable linking Segments T-2 and T-3
                         (which goes through Segment T-4).

          Segment S-4:   The portion of the System linking Segments T-1
                         and T-4

          Segment T-1:   A cable station in Brookhaven, New York, United
                         States, together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United States territorial limit.

          Segment T-2:   A cable station in Whitesands, United Kingdom,
                         together with that portion of the System which is located between such cable station and the point which is one-half mile beyond the United Kingdom territorial limit.

          Segment T-3:   A cable station in Sylt, Germany, together with that
                         portion of the System which is located between such cable station and the point which is one-half mile beyond the Germany territorial limit.

          Segment T-4:   A cable station in Beverwijk, Netherlands, together
                         with that portion of the System which is located between such cable station and the point which is one-half mile beyond the Netherlands territorial limit.

It is assumed that under the current law of the United Kingdom, the United States, the Netherlands and Germany, the territorial waters of such country extend twelve nautical miles seaward from the coast of such country. If such assumption shall prove to be incorrect, or if a law shall change such assumption and in fact the territorial waters of any such country extend beyond twelve nautical miles, the parties hereto shall adjust the T Segment of the applicable Terminal Party.

(c) Except as provided herein, Segments T-1 and T-2 shall include, as appropriate:

     (i) the transmission cable and equipment associated with the submersible plant between the point which is one-half mile beyond the territorial waters of the United Kingdom or the United States, as appropriate, up to the nominal 155 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment;

     (ii) the land, civil works and buildings at the specified locations for the cable landing and for the cable route including cable rights-of- way and ducts between the applicable cable station and its respective Cable Landing Point, and common services and equipment at each of the locations, together with equipment in each of those cable stations which is solely associated with the System; and

     (iii) the sea earth cable and electrode system and/or the land earth system, or an appropriate share thereof, associated with the terminal power feeding equipment.

(d) Except as provided herein, Segment T-3 consists of Subsegment T-3A and Subsegment T-3B.

Subsegment T-3A shall consist of:

     (i) the transmission cable and equipment associated with the submersible plant between the point which is one-half mile beyond the territorial waters of Germany up to the nominal 155 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment, together with equipment in the cable station which is solely associated with the System;

            (ii) the sea earth cable an electrode system and/or the land earth system associated with the terminal power feeding equipment;
                 and

            (iii) all of Global Telesystems GmbH's leasehold interest or other rights in Subsegment T-3B.

    Subsegment T-3B shall consist of all the land, civil works and building in Sylt, Germany for the cable landing and the cable rights of way and ducts between the cable station and the Cable Landing Point.

    (e) Except as provided herein, Segment T-4 consists of Subsegment T-4A and Subsegment T-4B.

    Subsegment T-4A shall consist of:
            (i) the transmission cable and equipment associated with the submersible plant between the point which is one-half mile beyond the territorial waters of the Netherlands up to the nominal 155 Mb/s (STM-1) digital/optical or input/output ports on the digital/optical distribution frame (including the digital/optical distribution frame itself) where the Basic System Module connects with other transmission facilities or equipment, together with equipment in the cable station which is solely associated with the System;

            (ii) the sea earth cable an electrode system and/or the land earth system associated with the terminal power feeding equipment;
                 and

            (iii) all of GT Netherlands B.V.'s leasehold interest or other rights in Subsegment T-4B.

    Subsegment T-4B shall consist of all the land, civil works and building in Beverwijk, Netherlands for the cable landing and the cable rights of way and ducts between the cable station and the Cable Landing Point.

    (f) Each S Segment shall also include the transmission cable equipped with appropriate repeaters and joint housings between the respective T Segments.

3.  Ownership and Provision of Segments and Additional Property
    -----------------------------------------------------------

    (a) Segments S-1, S-2, S-3a, S-3b, S-3c and S-4 shall be owned and provided by the Grantor.

    (b) GT Landing Corp., a wholly-owned United States subsidiary of the Grantor, shall own (or shall have a right of use for) and provide Segment T-1. Segment T-2 shall be owned and provided by GT UK Ltd., a wholly-owned United Kingdom subsidiary of the Grantor. Subsegment T-3A shall be owned and provided by Global Telesystems GmbH, a wholly- owned German subsidiary of the Grantor. Subsegment T-4A shall be owned and provided by GT Netherlands B.V. a wholly-owned Netherlands subsidiary of the Grantor.

    (c) Global Telesystems GmbH has procured rights in Subsegment T-3B of the System from Deutsche Telekom and or its subsidiary Deutsche Telekom Immobilen und Service GmbH.

    (d) GT Netherlands B.V. has procured rights in Subsegment T-4B of the System from KPN Telecom.

4.  Access /Inland Connection Services
    ----------------------------------

    (a) Access connection services refers to the transmission facilities and the equipment required for interconnection between the demarcation equipment point associated with the System and the demarcation point associated with inland communications services ("Access Connections"). Within the Cable Stations, the Operator of the System shall provide STM-1 Access Connections. Each Access Connection provides full-time digital private line transmission on a two point basis. Access Connections may be changed or modified upon written request of the Purchaser,; provided that such changes or modifications shall be provided subject to the availability of equipment, facilities and personnel necessary to establish the Access Connection in accordance with the schedule of fees set forth at Schedule II to the Capacity Purchase Agreement.

    (b) This Annex and the Capacity Purchase Agreement is a master agreement under which service orders for Access Connections ("Service Orders") may be placed by the Purchaser. All Service Orders will be governed by the terms and conditions of the Capacity Purchase Agreement and this Annex B. Access Connections shall be ordered by the Purchaser in accordance with the Interconnection Services Ordering Procedures manual ("ISOP Manual") which the Grantor shall publish from time to time. Grantor shall not change the ISOP Manual in a manner which has a material adverse effect upon the Purchaser without, in the first instance, discussing such change with the Purchaser. The Purchaser shall submit all Service Orders under this Agreement to the Grantor (or its designated agent). When the Service Order is received, the Purchaser shall be notified of such receipt and the Grantor shall make a reasonable effort to make (or cause to have made) the Access Connection available on the date requested by the Purchaser if requested in accordance with this Annex B and in accordance with the ISOP Manual. Upon request, the Grantor shall use reasonable efforts to improve upon circuit activation and provisioning intervals. Each Service Order must provide such information as may be reasonably required in order to design, install and maintain the Access Connection ordered.

    (c) Once placed, the Service Order will be processed in accordance with the ISOP Manual and a due date will be established.

    (d) The provisions of Section 7 of the Capacity Purchase Agreement shall apply to all Access Connections hereunder.

    (e) The Purchaser may obtain inland connection services ("Inland Connections") for the purpose of extending the Purchaser's Capacity inland through an agreement with entities related to the Grantor which have acquired rights in additional inland capacity so that the Purchased Capacity can be extended to certain points of interface in certain cities.

    (f) Deutsche Telekom is the provider of Inland Connections from the cable station located in Sylt, Germany.

5.  The System Advisory Committee
    -----------------------------

    (a) For the purpose of directing the progress of the System, an advisory committee (the "Advisory Committee") shall be formed consisting of the Grantor, each Terminal Party, certain Carrier Parties having purchased a minimum of 5 STM-1s and certain other purchasers having purchased multiple STM-1s. The Grantor shall appoint a Chairman or several Co-Chairmen and each such appointee(s) shall serve as a Chairman until such time as the Grantor shall appoint a replacement Chairman. The Co-Chairmen may appoint one secretary as an assistant to the Chairman. The Advisory Committee shall make recommendations to the Grantor (for the benefit of the Grantor and the Terminal Parties) in respect of the construction and installation of the System and the operation and maintenance thereof, which the Grantor may accept or reject in its sole discretion.

    (b) The Advisory Committee will meet on the call of the Chairman or Co-Chairmen or whenever requested by one or more of its members. The Chairman or Co-Chairmen shall give the Advisory Committee at least thirty (30) days advance written notice of each meeting, together with a copy of the draft agenda. In case of emergency, such notice period may be reduced upon the request of the Grantor. Documents to be discussed at any meeting of the Advisory Committee shall be made available to the Advisory Committee members at least fourteen (14) days before the meeting, but the Advisory Committee may agree to discuss documents distributed on less than fourteen (14) days notice.

    (c) To aid the Advisory Committee in the performance of its duties, the following Expert Working Groups (hereafter "EWG's") shall be formed (whose members need not be on the Advisory Committee), and said EWG's, under the direction of the Advisory Committee, shall be responsible for making recommendations to the Advisory Committee for their respective areas of interest listed in Attachment 2 and Attachment 3 and any other areas of interest designated by the Advisory Committee:

         (i)  Assignments, Routing and Restoration (the "A&R EWG"); and
         (ii) Operations and Maintenance (the "O&M EWG").

    (d) The Chairman or Co-Chairmen of the Advisory Committee and the Grantor in consultation with the Advisory Committee may establish such other groups as they shall determine in their discretion to provide assistance in the Advisory Committee's performance of its responsibilities hereunder. The Chairman or Co-Chairmen of the Advisory Committee and the Grantor in consultation with the Advisory Committee shall appoint the Chairman or several Co-Chairmen of the A&R and O&M EWGs. Each of which EWGs shall meet at least once annually and more frequently, if necessary, until two (2) years following the RFS Date for the System, and thereafter as may be appropriate. Meetings of such groups may be called to consider specific questions at the discretion of its Chairman or Co-Chairmen, or whenever requested by the Grantor or a majority of the members of the Advisory Committee. On or about two (2) years after the RFS Date for the System, the Advisory Committee shall determine whether any of its EWGs should remain in existence or be disbanded.

    (e) The Grantor shall perform or cause to have performed customary duties and responsibilities pertaining to a Network Administrator/Customer Care Center for the System.

    (f) Participation by the Purchaser on the Advisory Committee or any EWG, should such participation be offered to the Purchaser, shall in no way limit or otherwise affect the Grantor's or any Subsidiary Grantor's obligations to the Purchaser under this Agreement or any of the Schedules or Attachments thereto.

6.  Transfer of Rights to Use Purchased Capacity.
    ---------------------------------------------

    (a) The Purchaser shall be permitted to transfer its right to use the Purchased Capacity only in accordance with Section 20 of the Capacity Purchase Agreement. In the event Purchaser transfers (as permitted by said Section 20) its right to use in the aggregate one (1) of more MCUs of Purchased Capacity to a single Carrier Party the Purchaser shall immediately notify the Network Administrator/Customer Care Center of the identity of the transferee Carrier Party and shall provide all other information reasonably requested by the Network Administrator/Customer Care Center.

    (b) Subject to clause (a) of this Paragraph 6, the Purchaser may transfer its rights to use in the aggregate one (1) or more MCUs of Purchased Capacity to a single Carrier Party at anytime by giving immediate notice to the Network Administrator/Customer Care Center.

    (c)  The Purchaser may not transfer its rights to use in the aggregate one
         (1) or more MCUs of Purchased Capacity to a single Carrier Party without written notification to the Network Administrator/Customer Care Center.

    (d) Confirmation of such transfer of the rights to use in the aggregate one (1) or more MCUs of Purchased Capacity to a single Carrier Party shall be provided by the Network Administrator/Customer Care Center within 7 days after completion.

7.  Intentionally Omitted.
    ----------------------

8.  Operations, Administration and Maintenance of Segments and Access
    -----------------------------------------------------------------
    Connections
    -----------

    (a) The operation and maintenance of the dry plant for Segments T-1, T-2, T-3 and T-4 (and to the extent applicable the Access Connections) shall include the following functions:

         (i)  monitoring and routine maintenance of terminal equipment; and
         (ii) testing, troubleshooting, fault location and replacement of faulty terminal equipment using existing spare parts inventory.

    (b) The Grantor shall cause the designated Maintenance Authority to operate and maintain the wet plant for Segments S-1, S-2, S-3a, S-3b, S-3c and S-4 and Segments T-1, T-2, T-3 and T-4; which shall include the following functions:

         (i)   determining the need for System repair;
         (ii)  planning and directing maintenance work;
         (iii) providing ship owners and ship operators with the System's documentation necessary for repairs;
         (iv) being responsible for delivery, control and allocation of System spares between shore storage depots and cable ships; and
         (v) providing trained personnel to perform repair functions and supplemental cable ship personnel.

         Failure of the designated Maintenance Authority to operate and maintain the wet plant shall not in any way relieve Grantor from its obligations to maintain the System, including the wet plant, under the Capacity Purchase Agreement.

    (c)  Maintenance Costs include but are not limited to the following:

         (i)   dry maintenance including the land segment to the beach joint;
         (ii)  wet maintenance;
         (iii) cable protection and at sea repairs;

*****Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.*****


          (iv) common equipment costs associated with the Atlantic Crossing equipment at the cable stations; and
          (v)  operating costs associated with operating each cable station,
                                                                           =
               including but not limited to ad valorem, property and personal property taxes with respect to the System.

     (d)  Intentionally deleted by amendment.

     (e) Except as provided in clause (d) above the annual Maintenance Costs for the first four (4) years will be [*****] per STM-1 and, thereafter, [*****] per year (and a pro rata portion thereof for the
                                              --------
          period from the applicable RFS Date to the first January 1 quarterly payment date thereafter). The Maintenance Costs for the Stub Period per STM-1 shall be a pro rata portion of the Maintenance Costs per
                               --------
          STM-1 for the relevant full calendar year or partial calendar year as applicable.

    (f)  Intentionally deleted by amendment.

9.  Keeping and Inspection of Books
    --------------------------------

The Grantor shall keep and maintain, or cause to have kept and maintained, copies of such books, records, and accounts relating to Maintenance Costs as shall be reasonably necessary for the Purchaser to verify the calculation of Maintenance Costs under Paragraph 8 above, for a period of five (5) years from the date of billing and shall afford the Purchaser and/or the Purchaser's designated representative the right to review such books, records and accounts during such period.

10. Termination; Realization of Assets
    ----------------------------------

    (a) The Purchaser understands and agrees to abide by all rules, regulations and requirements reasonably set forth by each entity having rights in any S Segment or T Segment, including, but not limited to, equipment and floor spacing equipment, specifications and equipment.

    (b) Nothing contained in this Annex B or the Capacity Purchase Agreement to which this Annex B is attached shall be deemed to vest in the Purchaser any salvage rights in any Segment.

                                                                    ATTACHMENT 1

                           CONFIGURATION OF THE SYSTEM


                                  [FLOWCHART]


Segment S-4 is the portion of the system between Segments T-1 and T-4.

Segment S-3c is the portion of the System between Segments T-2 and T-3.

                                                                    ATTACHMENT 2


                      TERMS OF REFERENCE OF ASSIGNMENTS,
                      ----------------------------------
                         ROUTING, AND RESTORATION EWG
                         ----------------------------


The responsibilities of the A&R EWG shall include the following:

     . Review the principles governing the development of the System's Routing Plan, as prepared by the Cable Administrator, and concur or comment, as appropriate.

     . Make recommendations with respect to the digital interworking arrangements, including a detailed multiplex plan and synchronization arrangements, according to the optimum routing plan developed by the Cable Administrator.

     .    Study and recommend extension arrangements.

     . Make recommendations with respect to the deployment and timely provision of compatible interface arrangements with all connecting facilities necessary to meet restoration and operational requirements.

     . Make recommendations with respect to the availability of inland extensions, transit facilities necessary to meet service and restoration requirements.

     . Make recommendations with respect to the implementation of the initial capacity assignments of MCU's including fascicles within the System.

     .    Study and recommend restoration plans for the System.

     . Make recommendations with respect to the normal service and restoration equipment requirements.

     . Make recommendations with respect to the plans for restoration exercise testing.


     . Develop and recommend detailed procedures in compliance with the terms and conditions of this Agreement with respect to:

          -    Increase, decrease or assignment of capacity

          - Report regularly, as appropriate, to the Advisory Committee on the A&R EWG activities

     . The A&R EWG shall carry out such other responsibilities as the Advisory Committee may direct.

     . All decisions made by the A&R EWG shall be subject in the first place to consultation among the members of the A&R EWG and the Grantor who shall make every reasonable effort to reach agreement. In the event agreement cannot be reached, the issue shall be decided by the Grantor.

                                                                    ATTACHMENT 3

                   TERMS OF REFERENCE FOR THE OPERATIONS AND
                   -----------------------------------------
                       MAINTENANCE EXPERTS WORKING GROUP
                       ---------------------------------


The responsibilities of the O&M EWG shall include the following:


     . Recommend to the Grantor any project changes pertaining to the technical, operational and maintenance aspects that O&M EWG deems appropriate for the construction of the System.

     . Recommend to the Grantor the required quantity of spare equipment for submersible and terminal equipment. Make recommendations with respect to depot storage and location of spare equipment in consultation with the Maintenance Authorities.

     .    Provide assistance and support as may be requested by the Grantor.

     . Make recommendations with respect to the testing, operation and maintenance methods to be used for the System as proposed by the suppliers or Maintenance Authorities, as appropriate.

     . Study other matters and make recommendations with respect to problems affecting maintenance of the System as may be identified by the Maintenance Authorities.

     .    Oversee TSSL under the OA&M Agreement.

     .    Report on a regular basis to, or when requested by, the Advisory
          Committee.

     . The O&M EWG shall carry out such other responsibilities as the Advisory Committee may direct.

     . All decisions made by this EWG shall be subject in the first place to consultation among the members thereof and the Grantor who shall make every reasonable effort to reach agreement. In the event agreement cannot be reached, the issue shall be decided by the Grantor.

                                                                    ATTACHMENT 4

                                 RFS STANDARD


     RFS Standard means (i) for any Segment that (a) such Segment has the ability to carry commercial traffic between the two landing points of such Segment meeting performance criteria of ITU-T G.826 and has line monitoring and protection switching capability and (b) TSSL has tested and provided for STM-1 interconnectivity capability to the Segment terminal equipment according to ITU-T G.826, and (ii) for the System, (a) that the System has the ability to carry commercial traffic throughout the System meeting performance criteria of ITU-T
G.826 with self healing ring protection capability and per Segment protection capability, has line monitoring and per Segment protection switching capability and has network management capability and (b) TSSL has tested and provided for STM-1 interconnectivity capability to the System terminal equipment according to ITU-T G.826.